QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dynegy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dynegy Inc. 601 Travis, Suite 1400 Houston, Texas 77002	Pat Wood III Chairman of the Board

ANNUAL MEETING—May 18, 2017

March 30, 2017

To our stockholders:

It is my pleasure to invite you to attend the 2017 Annual Meeting of stockholders of Dynegy Inc., which will be held on May 18, 2017, at 10:00 a.m., Central Time. You will be able to attend the 2017 Annual Meeting, vote, and submit your questions during the meeting via live webcast through the link www.virtualshareholdermeeting.com/DYN17. You will need the control number included with these proxy materials to attend the Annual Meeting. Only persons who were stockholders of record at the close of business on March 20, 2017 are entitled to notice of, and to vote at, the Annual Meeting.

We intend to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders over the internet. We believe that these rules allow us to provide our stockholders with the information they desire while lowering costs of delivery and reducing the environmental impact.

As Dynegy stockholders, your vote is important; please vote your shares as soon as possible.    You may vote your shares by internet or telephone (or, if you received a printed set of materials by mail, by returning the accompanying proxy card). Voting in advance of the meeting will not deprive you of your right to participate in the virtual meeting and to vote your shares during the live webcast if you so choose.

Sincerely,

Pat Wood III
 Chairman of the Board

Dynegy Inc. 601 Travis, Suite 1400 Houston, Texas 77002

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	May 18, 2017
Time:	10:00 a.m. (Central)
Via live webcast:	www.virtualshareholdermeeting.com/DYN17
You will need the control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable).

ITEMS OF BUSINESS:

1.
To elect eight directors to serve until the 2018 Annual Meeting of Stockholders;
2.
To approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in this proxy statement;
3.
To act upon a resolution, on an advisory basis, regarding whether the stockholder vote on the compensation of Dynegy's named executive officers should occur every one, two or three years; and
4.
To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2017.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

The close of business on March 20, 2017 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the meeting.

You are cordially invited to attend the meeting. PLEASE VOTE AS SOON AS POSSIBLE.

By Order of the Board of Directors,

Kelly D. Tlachac
 Corporate Secretary

March 30, 2017

PROXY SUMMARY INFORMATION

This summary is included to provide an introduction and overview of the information contained in this proxy statement. This is a summary only and does not contain all of the information we have included in our 2017 proxy statement. You should refer to the full Proxy Statement that follows for more information about us and the proposals you are being asked to consider.

2016 BUSINESS HIGHLIGHTS

•
Expanded the Company's portfolio by acquiring the Engie US Fossil facilities.

•
Achieved $1 billion in Adjusted EBITDA in 2016 with 76% of that total coming from our gas fleet.

•
Completed the Illinois Power Generating, or Genco, subsidiary financial restructuring, eliminating $825 million of unsecured Genco bonds.

•
Repriced the $2 billion Engie Acquisition term loan, resulting in approximately $100 million in interest savings over the next seven years.

•
Continued improvements in safety, with our gas-fired facilities continuing to perform in the top decile for Total Recordable Incident rates, our coal-fired facilities improving by 25% and as of year-end 2016, 70% of our plants (pre-Engie) have either attained the OSHA Voluntary Protection Program, or VPP, certification or are working towards the VPP evaluation and application process.

•
Strong reliability performance across the portfolio including setting new production records at four of our six Combined Cycle Gas Turbine facilities in the PJM market.

•
Our self-improvement program, PRIDE (Producing Results through Innovation by Dynegy Employees) exceeded the pre-established targets set for 2016, achieving $422 million in balance sheet improvements and $150 million in EBITDA enhancements.

2016 COMPENSATION HIGHLIGHTS

•
Based on results relative to our pre-established goals, our short-term incentive, or STI, plan achieved a quantitative result equal to 97% of target.

•
While the Company met the financial guidance range for Adjusted EBITDA and Free Cash Flow, the range for both metrics was narrowed from the initial range that was established. As a result, the Compensation and Human Resources Committee exercised negative discretion and funded the STI program at 90%—below the quantitative result.

•
The Compensation and Human Resources Committee remains committed to performance-based long-term incentive, or LTI, awards, and have maintained the use of performance shares as the largest component of LTI awards for our Named Executive Officers.

•
The PSUs granted in 2013 and 2014 (covering the 2013-2016 and 2014-2016 performance periods respectively) both resulted in no payment, because the Company's total stockholder return, or TSR, performance thresholds were not achieved.

•
PSUs granted in 2016 and 2017, include a second performance metric—cumulative Free Cash Flow. This second metric was added to enhance the line of sight for our management team, to further align pay for performance and in response to feedback we received from some of our largest stockholders.

•
Our outreach efforts with several of our largest stockholders covered updates to our strategic focus, executive compensation and overall governance practices.
2017 Proxy Statement i

Proxy Summary Information

STOCKHOLDER ENGAGEMENT	CORPORATE GOVERNANCE HIGHLIGHTS

Commitment to Stockholder Engagement	Our practices include a number of policies and structures that we believe are "best practices" including:

•

Separation of Chairman of the Board and Chief Executive Officer positions;

•

Regular meetings of our non-management and independent directors;

•

Policies prohibiting pledging and hedging transactions involving our common stock by directors and executive officers;

•

Stock ownership guidelines applicable to directors and officers;

•

Elimination of employment agreements, except for the CEO;

•

Majority voting policy;

•

No excise tax gross-ups;

•

Change in control and severance benefits that are subject to "double trigger;"

•

An independent executive compensation consultant hired by and reporting to the Compensation and Human Resources Committee; and

•

Clawback mechanism in place for incentive awards.

DIRECTOR EXPERTISE

Our Directors collectively represent a deep, diverse mix of skills and experiences that are well-suited to our business.

ii 2017 Proxy Statement

Proxy Summary Information

PAY FOR PERFORMANCE

For 2016, the mix of pay across base salary, STI, and LTI for the CEO and the other Named Executive Officers was heavily weighted towards at-risk pay. As the two charts below illustrate a total of 86% of total compensation allocated to Mr. Flexon, and 72% of the total compensation allocated to the other NEOs, was at-risk.	The Compensation and Human Resources Committee believes that both the mix and design of LTI award vehicles delivered to the Named Executive Officers establish strong alignment with stockholders.

CEO Total 2016 Compensation	Grant Value of LTI Previously Awarded to the CEO vs. Realizable Value (as of Dec 31, 2016)

All Other NEOs Total 2016 Compensation	Average Grant Value of LTI Previously Awarded to the other NEOs vs. Realizable Value (as of Dec 31, 2016)

2017 Proxy Statement iii

Proxy Summary Information

PROPOSALS FOR STOCKHOLDER ACTION

	For More Information	Board Recommendation

Proposal 1: Election of Directors	Page 21	✓ For
Pat Wood III
Paul M. Barbas
Richard L. Kuersteiner
Jeffrey S. Stein
Hilary E. Ackermann
Robert C. Flexon
Tyler G. Reeder
John R. Sult

Proposal 2: Advisory Vote on our 2016 Executive Compensation	Page 69	✓ For

Proposal 3: Advisory Vote on Say-on-Pay Frequency	Page 75	✓ For Annually

Proposal 4: Ratification of Independent Registered Public Accountants for 2017	Page 80	✓ For

ANNUAL MEETING INFORMATION

Time and Date:	10:00 a.m. (CT) on Thursday, May 18, 2017
Virtual Meeting:	Live webcast through the link www.virtualshareholdermeeting.com/DYN17
Record Date:	March 20, 2017

Voting Methods:
	Attending the meeting via live webcast	Submitting your proxy by internet (http://www.proxyvote.com) or telephone 1-800-690-6903	If you request a printed copy of the proxy materials, completing, signing, dating and returning the proxy card in the envelope provided	Scanning this QR code to access the voting site from your mobile device
Requesting Copies of Materials:
Current and prospective investors can also access or order free copies of our Annual Report, proxy statement, Notice and other financial information through the Investor Relations section of our web site at www.dynegy.com, by calling 713-507-6400 or by writing to Investor Relations Department, Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002.

iv 2017 Proxy Statement

PROXY STATEMENT

GENERAL INFORMATION

Why am I receiving these materials?

The Board of Directors of Dynegy Inc., or the Board, has made these materials available to you over the internet, or has delivered printed versions of these materials to you by mail, in connection with the Board's solicitation of proxies for use at the 2017 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting is scheduled to be held on Thursday, May 18, 2017 at 10:00 a.m., Central Time, via live webcast through the link www.virtualshareholdermeeting.com/DYN17. You will need the control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). This solicitation is for proxies for use at the Annual Meeting or at any reconvened meeting after an adjournment or postponement of the Annual Meeting.

What is included with these materials?

These materials include our proxy statement for the Annual Meeting and our 2016 Annual Report to Stockholders, or Annual Report, which includes our audited consolidated financial statements. If you received printed versions of these materials, a proxy card for the Annual Meeting is also included.

What items will be voted on at the Annual Meeting?

There are four items that will be voted on at the Annual Meeting:

1.
The election of eight directors to serve until the 2018 Annual Meeting of Stockholders;

2.
A proposal to approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in this proxy statement;

3.
An advisory resolution regarding whether the stockholder vote on the compensation of Dynegy's named executive officers should occur every one, two or three years; and

4.
A proposal to ratify the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2017.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

What are the Board's voting recommendations?

The persons named as proxies were designated by the Board. Any proxy given pursuant to this solicitation and received prior to the Annual Meeting will be voted as specified in the proxy card. If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

•
Proposal 1—FOR the election of eight directors to the Board;

•
Proposal 2—FOR approval of the compensation of Dynegy's named executive officers described in this proxy statement;

•
Proposal 3—FOR the stockholder vote regarding the compensation of Dynegy's named executive officers to occur ANNUALLY; and

•
Proposal 4—FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accountants.
2017 Proxy Statement 1

General Information

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission, or SEC, we are providing electronic access to our proxy materials over the internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials, or Notice, to our stockholders of record and beneficial owners, which was first mailed on or about March 30, 2017. Instructions on how to access the proxy materials over the internet are included in the Notice.

Stockholders may also request via the internet to receive a printed set of the proxy materials at www.proxyvote.com, by sending an email to sendmaterial@proxyvote.com, or calling 1-800-579-1639. In addition, stockholders may request via the internet, telephone or by email to receive proxy materials in printed form on an ongoing basis.

Current and prospective investors can also access or order free copies of our Annual Report, proxy statement, Notice and other financial information through the Investor Relations section of our web site at www.dynegy.com, by calling 713-507-6400 or by writing to Investor Relations Department, Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•
View proxy materials for the Annual Meeting on the internet; and

•
Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. Internet/telephone voting for the Annual Meeting will close at 11:59 p.m., Eastern Time, on May 17, 2017.

Why did I only receive one set of materials when there is more than one stockholder at my address?

If two or more stockholders share one address, each such stockholder may not receive a separate copy of our Annual Report, proxy statement or Notice. Stockholders who do not receive a separate copy of our Annual Report, proxy statement or Notice and want to receive a separate copy may request to receive a separate copy of, or additional copies of, our Annual Report, proxy statement or Notice via the internet, email or telephone as outlined above. Stockholders who share an address and receive multiple copies of our Annual Report, proxy statement or Notice may also request to receive a single copy by following the instructions above.

What is the quorum requirement for the Annual Meeting?

Under our bylaws, a quorum is a majority of the outstanding shares of our common stock entitled to vote at the meeting, represented in person (through internet access) or by proxy. Abstentions and broker non-votes shall be counted in determining that a quorum is present for the meeting.

2 2017 Proxy Statement

General Information

Where is the Annual Meeting?

You are invited to attend the Annual Meeting online through the link www.virtualshareholdermeeting.com/DYN17. The Control Number provided on your Notice or proxy card is necessary to access this site.

As of the record date, March 20, 2017, there were outstanding 131,319,688 shares of common stock.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Dynegy's shares, how do I vote?

If you are a stockholder of record you may vote by proxy over the internet by following the instructions provided in the Notice, by telephone, or, if you received printed copies of the proxy materials, you may also vote by mail. You may also vote at the Annual Meeting through the link www.virtualshareholdermeeting.com/DYN17. The Control Number provided on your Notice or proxy card is necessary to access this site. Please vote as soon as possible.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, please refer to the Notice, proxy card, or voting information form forwarded to you by your broker or other nominee to see what voting options are available to you. Please vote as soon as possible.

What happens if I do not give specific voting instructions?

Stockholder of Record.    If you are a stockholder of record and you:

•
indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board; or

•
if you sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by our Board on Proposals 1-4 in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name; "Broker Non-Votes."    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange, or NYSE, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present for that matter, but will not otherwise be counted.

2017 Proxy Statement 3

General Information

For example, please note that brokers may not vote your shares on the election of directors, the proposal regarding named executive officer compensation or the proposal regarding the frequency of the stockholder vote on named executive officer compensation in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Which ballot measures are considered "routine" or "non-routine"?

Proposal 4 (Ratification of Appointment of Independent Registered Public Accountants) involves a matter that we believe will be considered routine.

Proposal 1 (Election of Directors), Proposal 2 (Approval of Compensation of our Named Executive Officers) and Proposal 3 (Frequency of the Stockholder Vote on Named Executive Officer Compensation) involve matters that we believe will be considered non-routine.

How are abstentions and broker non-votes treated?

For the purpose of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person (through internet access) or by proxy for each matter.

For each "non-routine" proposal, including whether the stockholders have elected the eight director nominees, broker non-votes are not counted. Please note that brokers may not vote your shares on the election of directors, the proposal regarding named executive officer compensation or the proposal regarding the frequency of the stockholder vote on named executive officer compensation in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. You cannot abstain in the election of directors—you can only vote FOR the director nominees or WITHHOLD VOTES for such nominees.

For each proposal other than the election of directors an abstention will have the same effect as a vote AGAINST such proposal.

4 2017 Proxy Statement

General Information

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—	Election of eight directors to serve until the 2018 Annual Meeting of Stockholders	Eight persons have been nominated by the Board for election to serve as directors for one-year terms. Please read "Designated Director" below for information regarding the increase of directors from seven to eight.

The holders of our common stock are entitled to vote on the election of the directors. The directors are elected by a plurality of the shares of common stock represented in person (through internet access) or by proxy and entitled to vote on the election of directors, subject to our majority voting policy discussed below. This means that the eight individuals nominated for election to the Board who receive the most FOR votes among votes properly cast in person (through internet access) or by proxy will be elected. Each holder of our common stock is entitled to one vote for each share held and does not have cumulative voting rights.

Only FOR or WITHHELD votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of directors and broker non-votes are not counted. A WITHHELD vote will have the same effect as a vote AGAINST the election of a director nominee under our majority voting policy, which is described below.

Majority voting policy: In an uncontested election, any director nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election must offer his or her resignation to the Board promptly following certification of the stockholder vote. The Corporate Governance and Nominating Committee, or Nominating Committee, is required to recommend to the Board whether such offered resignation should be accepted or rejected. The Board will determine whether to accept or reject the resignation offer and will promptly disclose its decision making process and decision regarding an offered resignation in a document furnished to or filed with the SEC. Please read our Amended and Restated Corporate Governance Guidelines posted in the "About Dynegy" "Governance" sections of our web site at www.dynegy.com for more information regarding our majority voting policy.
2017 Proxy Statement 5

General Information

Proposal 2—	Act upon a proposal to approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in this proxy statement
The affirmative vote of a majority of the shares of common stock represented in person (through internet access) or by proxy at the meeting and entitled to vote is required to approve, on an advisory basis, the compensation of Dynegy's named executive officers. Each holder of our common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.
Proposal 3—	Act upon a proposal, on an advisory basis, regarding whether the frequency of the stockholder vote on the compensation of Dynegy's named executive officers should occur every one, two or three years
The form of proxy allows stockholders to vote to recommend, on an advisory basis, a stockholder vote on the compensation of Dynegy's named executive officers every one, two or three years or to abstain from voting. The frequency (every one, two or three years) that receives the highest number of votes from the holders of shares of common stock represented in person or by proxy at the meeting and entitled to vote will be deemed to be the choice of the stockholders. Each holder of our common stock is entitled to one vote for each share held. Abstentions and broker non-votes are not counted.
Proposal 4—	Ratification of the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2017
The affirmative vote of a majority of the shares of common stock represented in person (through internet access) or by proxy at the meeting and entitled to vote is required to ratify the choice of independent registered public accountants. Each holder of our common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote AGAINST this proposal.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by:

•
Executing and submitting a revised proxy (including a telephone or internet vote, which must be received by 11:59 p.m., Eastern Time, on May 17, 2017);

•
Sending written notice of revocation to our Corporate Secretary at the address provided below (which must be received by 11:59 p.m., Eastern Time, on May 17, 2017); or

•
Voting at the Annual Meeting through the link www.virtualshareholdermeeting.com/DYN17. The Control Number provided on your Notice or proxy card is necessary to access this site.

In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Dynegy or to third parties, except:

•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certification of votes; and

•
To facilitate a proxy solicitation.
6 2017 Proxy Statement

General Information

Who is paying the cost of this proxy solicitation?

We will bear the cost of soliciting proxies. Proxies may be solicited by mail or facsimile, or by our directors, officers or employees, without extra compensation, in person or by telephone. We have retained Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut 06902, to assist in the solicitation of proxies for a fee of approximately $9,000 plus out-of-pocket expenses and telephone solicitation expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our common stock.

What if I have questions about the proposals?

Questions concerning the proposals to be acted upon at the Annual Meeting should be directed to:

Dynegy Inc.
Attention: Investor Relations Department
601 Travis, Suite 1400, Houston, Texas 77002
713.507.6400
OR
MORROW SODALI LLC
470 West Ave.
Stamford, CT 06902
1.800.662.5200

How can I find out if I am a stockholder of record entitled to vote?

For a period of at least ten days before the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available during ordinary business hours at our principal executive office, 601 Travis Street, Suite 1400, Houston, TX 77002, for inspection by stockholders of record for proper purposes. The list of stockholders will also be available at the Annual Meeting through the link www.virtualshareholdermeeting.com/DYN17. The Control Number provided on your Notice or proxy card is necessary to access this site.

2017 Proxy Statement 7

REFERENCES TO DYNEGY AND COMMON STOCK

Unless otherwise indicated, references to "Dynegy," the "Company," "we," "our," and "us" in the biographical and compensation information for directors and executive officers below refers to Board membership, employment and compensation with respect to Dynegy Inc.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Exchange Act, the sections of this proxy statement entitled "Compensation and Human Resources Committee Report" and "Audit Committee Report" will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Information contained on or connected to our web site is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

8 2017 Proxy Statement

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE OVERVIEW

Effective Board Leadership and Independent Oversight

•

6 out of 8 Directors are independent (CEO is sole member of management serving on the Board)

•

Average tenure of ~4 years; average age of ~57 years

•

Separate Chairman and CEO roles

•

All members of the Audit, Compensation & HR and Corporate Governance & Nominating Committees are independent

•

Corporate Governance & Nominating Committee reviews annually the composition of the Board, ensuring the Board reflects an appropriate balance of knowledge, experience, skills and expertise

Regular Board Engagement

•

Formal in-person board meetings each quarter, including an annual strategic planning meeting, and frequent telephonic meetings on emerging matters in the interim

•

Regular, no less than quarterly, informal "no paper" Board calls with Management team

•

Committee Chairs have regular engagement with management liaison (e.g. Audit Chair with CFO and Chief Accounting Officer)

Focus on Stockholder Rights

•

Annual election of all Directors with a majority voting policy

•

No cumulative voting; each common share entitled to one vote

•

Stockholders ability to call a special meeting (20% ownership threshold)

•

Directors can be removed with or without cause

•

Stockholder may act by majority written consent

•

No stockholder rights plan

•

Annual advisory vote to approve executive compensation

•

Mergers and other business combinations may be approved by a simple majority vote

•

Routine assessment by Corporate Governance & Nominating Committee of overall corporate governance profile and potential enhancements thereto

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines govern the qualifications and conduct of the Board. The Corporate Governance Guidelines address, among other things:

•
Our prohibition against directors and executive officers holding our securities in a margin account or pledging our securities, absent Company approval;

•
Our prohibition against directors and executive officers engaging in any hedging transaction with respect to our securities held by them;
•
The independence and other qualifications of our Board members, with respect to which we require that at least 75% of our Board members be independent of Dynegy and our management;
2017 Proxy Statement 9

Corporate Governance

•
The requirement that any director nominee in an uncontested election who receives a greater number of votes "withheld" for his or her election than votes "for" such election must offer his or her resignation to the Board;

•
The separation of Chairman of the Board, or Chairman, and Chief Executive Officer positions;

•
The regular meetings of our non-management and independent directors;

•
The nomination of persons for election to our Board;

•
The evaluation of performance of our Board and its committees;

•
Our expectation that our Board members will attend all annual stockholder meetings;

•
Compensation of our Board and stock ownership guidelines for non-management directors;

•
The approval of the compensation of the Chief Executive Officer;

•
The review of development and succession plans for the Chief Executive Officer and other executive officers; and

•
The review of performance based compensation of our senior executives following a restatement that impacts the achievement of performance targets relating to that compensation.

BOARD RISK OVERSIGHT

The Board has ultimate responsibility for protecting stockholder value. Among other things, the Board is responsible for understanding the risks to which we are exposed, approving management's strategy to manage these risks, establishing policies that monitor and manage defined risks and measuring management's performance against the strategy. The Board's oversight responsibility for managing risk is detailed in our Risk Policy Statement.

The Risk Policy Statement provides a structure around risk and defines the risks that we accept in the normal course of business. The Risk Policy Statement, in some instances, requires that separate policy documentation be in place including Interest Rate Risk and Investment Policy, Disclosure Controls and Procedures Policy, Risk Management and Insurance Policy, Credit Risk Policy, Investment Policy (Employee Benefit Plans), and Commodity Risk Policy. Although not mandated by the Risk Policy Statement, our Delegation of Authority policy and the Code of Business Conduct and Ethics are complementary and critical to the risk management process. Our Executive Management Team is responsible for managing the above risks and reports on such matters to the applicable Board committees. Further, our Ethics and Compliance Office reports functionally to the Audit Committee Chairman and meets regularly with the Audit Committee. The Risk Policy Statement can be amended with the approval of our Audit Committee on behalf of the Board.

10 2017 Proxy Statement

Corporate Governance

FULL BOARD
The full Board oversees risks primarily associated with our commercial and operating performance and our environmental, health and safety performance. The full Board also receives quarterly updates from all Board committees, and they provide guidance to individual committee activities as appropriate.

Audit Committee

•

Oversees the risks associated with the integrity of our financial statements and our compliance with legal and regulatory requirements.

•

Discusses policies with respect to risk assessment and risk management, including major financial risk exposure and the steps management has taken to monitor and control such exposures.

•

Reviews with management, internal auditors, and external auditors the accounting policies, the system of internal control over financial reporting and the quality and appropriateness of disclosure and content in the financial statements or other external financial communications.

•

Performs oversight of the business ethics and compliance program, reviews the programs and policies designed to assure compliance with our Code of Business Conduct and Ethics and applicable laws and regulations and monitors the results of the compliance efforts.

Compensation and Human Resources Committee

•

Oversees risks primarily associated with our ability to attract, motivate and retain quality talent, particularly executive talent, and disclosure of our executive compensation philosophies, strategies and activities.

•

Assesses and monitors risk related to our compensation programs and reviews certain policies to ensure that the appropriate controls exist to mitigate any identified risk.

The Compensation Committee conducted a risk assessment in 2016 to reaffirm that our incentive programs do not encourage excessive risk-taking. This involved a review of a set of risk assessment considerations related to our STI and LTI programs. Following this review, the Compensation Committee concluded that our incentive programs collectively foster cooperation and focus award opportunities on measures that are aligned with our business strategy and the interests of our stockholders and do not encourage excessive risk-taking behaviors.

Corporate Governance and Nominating Committee

•

Oversees risks primarily associated with our ability to attract, motivate and retain quality directors.

•

Oversees our corporate governance programs and practices and our compliance therewith.

•

Evaluates the performance of the Board, its committees and management annually and considers risk management effectiveness as part of the evaluation.

Finance and Commercial Oversight Committee

•

Oversees risks primarily with respect to our capital structure, financing and treasury matters.

•

Oversees management's process for the identification, evaluation and mitigation of our financial and commercial related risks.

•

Oversees our commodity risk monitored by our risk control group and receives regular reporting regarding commodity risk management effectiveness.

2017 Proxy Statement 11

Corporate Governance

DIRECTOR NOMINATION PROCESS AND QUALIFICATION REVIEW OF DIRECTOR NOMINEES

Depth and Breadth of Director Skills and Qualifications

Our Directors collectively represent a deep, diverse mix of skills and experiences that are well-suited to our business.

Experience or Expertise

Process

Our director nominees are approved by the Board after considering the recommendation of the Corporate Governance and Nominating Committee, or Nominating Committee. A copy of the Nominating Committee's charter is available at https://www.dynegy.com/investors/governance/board-committes.

Our Certificate of Incorporation provides that the number of our directors shall be fixed from time to time exclusively by our Board. The Board has fixed the number of our directors currently at eight, subject to adjustment by the Board in accordance with our Certificate of Incorporation.

The Nominating Committee reviews annually the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. The Nominating Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of our business and, in furtherance of this goal, proposing the nomination of directors for purposes of obtaining the appropriate members and skills. The Nominating Committee identifies nominees in various ways. The committee considers the current directors that have expressed an interest in and that continue to satisfy the criteria for serving on the Board as set forth in our Corporate Governance Guidelines. Other nominees that may be proposed by current directors, members of management or by stockholders are also considered. From time to time, the committee engages a professional firm to identify and evaluate potential director nominees.

Qualifications

All director nominees, whether proposed by a stockholder or otherwise, are evaluated in accordance with the qualifications set forth in our Corporate Governance Guidelines. These guidelines require that directors possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders at large. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and sufficient personal resources such that any director compensation to be received from the Company would not be sufficiently meaningful to impact their judgment in reviewing matters coming before the Board. Finally, they must be able to work compatibly with the other members of the Board and otherwise have the experience and skills necessary to enable them to serve as productive

12 2017 Proxy Statement

Corporate Governance

members of the Board. Directors also must be willing to devote sufficient time to carrying out their fiduciary duties and other responsibilities effectively and should be committed to serve on the Board for an extended period of time. For additional information, please read our Corporate Governance Guidelines.

In connection with the director nominations for the 2017 Annual Meeting, the Nominating Committee also considered the nominees' (1) experience in the energy industry and understanding of the energy and commodity markets, (2) experience in finance and commercial risk management, (3) publicly traded company and board experience, (4) knowledge in the areas of laws and regulations related to environmental, health, safety, regulatory and other key industry issues, (5) strategic planning skills, (6) knowledge of corporate governance issues coupled with an appreciation of their practical application, and (7) accounting expertise, including audit, internal controls and risk management.

Each nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including energy, wholesale power generation and marketing, commodities, risk management, strategic planning, legal, corporate governance and board service, executive management, regulatory and policy development, accounting and finance, operations, and economics. For information concerning each director's various qualifications, attributes, skills and experience of our director nominees considered important by the Board in determining that such nominee should serve as a director as well as each nominee's principal occupation, directorships and additional biographical information, please read "Depth and Breadth of Director Skills and Qualifications" above and "Proposal 1—Election of Directors—Information on Director Nominees."

Designated Director

In 2016, we entered into a Stock Purchase Agreement with Terawatt Holdings, LP, a limited partnership affiliated with Energy Capital Partners III, LLC ("Terawatt"). Pursuant to the Stock Purchase Agreement, on February 7, 2016 (the "Closing Date"), we sold and issued to Terawatt 13,711,152 shares of Dynegy's common stock, for an aggregate purchase price equal to $150 million. On the Closing Date, Atlas Power Finance, LLC, a wholly owned subsidiary of Dynegy, completed the previously announced acquisition (the "Engie Acquisition"), of all of the issued and outstanding common stock of GDF Suez Energy North America, Inc. We used the consideration from the common stock issuance to fund a portion of the purchase price payable to seller in the Engie Acquisition.

On the Closing Date, Terawatt and/or its affiliates beneficially owned approximately 15% of our common stock. Concurrently with such sale and issuance, Dynegy and Terawatt entered into an Investor Rights Agreement. Under the Investor Rights Agreement, Terawatt has the right to nominate 1 individual (the "Designated Director"), for election to our Board until such time that (1) Terawatt and its affiliates to which it has transferred its shares in accordance with the Investor Rights Agreement cease to hold, collectively, at least 10% of the then-outstanding shares of our common stock, or (2) Terawatt materially breaches its standstill obligations under the Investor Rights Agreement. Pursuant to the Stock Purchase Agreement and the Investor Rights Agreement, on the Closing Date, the Board increased its size from seven to eight and appointed Mr. Tyler G. Reeder, as the Designated Director, to fill the newly created vacancy.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of age, thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

2017 Proxy Statement 13

Corporate Governance

Future director nominations

For purposes of the 2018 Annual Meeting, the Nominating Committee will consider any director nominations from a stockholder received by the Corporate Secretary by the close of business on February 17, 2018, but not before the close of business on January 18, 2018. See "Future Stockholder Proposals" below for more information. Any such nomination must be accompanied in writing by all information relating to such person that is required under the federal securities laws, including such person's written consent to be named in the proxy statement as a nominee and to serve as a director if elected. The nominating stockholder must also submit its name and address, as well as that of the beneficial owner if applicable, and the number of shares of our common stock that are owned beneficially and of record by such stockholder and such beneficial owner. Finally, the nominating stockholder must discuss the nominee's qualifications to serve as a director as described in our Corporate Governance Guidelines

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS

The Board previously determined that each of the following directors who served in 2016 is "independent" as such term is defined in the NYSE Listed Company Standards:

Pat Wood III
Hilary E. Ackermann
Paul M. Barbas
Richard L. Kuersteiner
Jeffrey S. Stein
John R. Sult

The Board has also determined that each member of the Audit Committee, the Compensation and Human Resources Committee, or Compensation Committee, and the Nominating Committee meets the independence requirements applicable to those committees prescribed by the NYSE and the SEC. The Board has further determined that more than one of the members of the Audit Committee, including its current Chairman, Mr. Sult, are "audit committee financial experts" as such term is defined in Item 407(d) of the SEC's Regulation S-K.

The Nominating Committee reviewed the answers to annual questionnaires completed by the directors and nominees as well as the above described legal standards for Board and committee member independence and the criteria applied to determine "audit committee financial expert" status. On the basis of this review, the Nominating Committee made its recommendation to the full Board and the Board made its independence and "audit committee financial expert" determinations after consideration of the Nominating Committee's recommendation and a review of the materials made available to the Nominating Committee.

14 2017 Proxy Statement

Corporate Governance

BOARD LEADERSHIP STRUCTURE; SEPARATION OF POSITIONS OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

As discussed in our Corporate Governance Guidelines, the Board believes the position of Chairman should be held by a non-management director and not the Chief Executive Officer. Mr. Flexon, as President and Chief Executive Officer, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Wood, as Chairman, provides overall leadership to the Board in its oversight function. As such, he serves as the presiding director of executive sessions of the non-management and independent directors.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD

Our Board held 16 meetings during 2016. Each director attended at least 94% of the total number of meetings of the Board and the total number of meetings held by all committees on which he or she served during the period for which he or she has been a director. Under our Corporate Governance Guidelines, directors who are not members of a particular committee are entitled to attend meetings of each such committee.

The following table reflects the members of each of the committees of the Board and the number of meetings held during 2016.

Name	Audit	Compensation & Human Resources	Corporate Governance & Nominating	Finance & Commercial Oversight(3)

Robert C. Flexon

Pat Wood III(1)			X

Hilary E. Ackermann	X

Paul M. Barbas	X

Richard L. Kuersteiner		X

Jeffrey S. Stein		X	X	X

John R. Sult(2)				X

Number of Meetings	8	6	3	4

(1)
As Chairman of the Board, Mr. Wood is an ex officio member of the Audit, Compensation and Finance committees and has a standing invitation to attend all such committee meetings. He also serves as the presiding director of executive sessions of the non-management and independent directors.

(2)
Designated Audit Committee Financial Expert.

(3)
Mr. Reeder joined the Board in February 2017 and is a current member of the Finance Committee.

Committee Chair
2017 Proxy Statement 15

Corporate Governance

COMMITTEES

Committee Composition

The current members of each of the committees of the Board, as well as the current Chair of each of the committees of the Board, are identified below.

Audit Committee Chair: John R. Sult Members: Paul Barbas Hilary Ackermann	Independence & Financial Expertise:
Each member of the Audit Committee is independent as such term is defined in the NYSE and SEC rules. The Board has determined that each member of the Audit Committee possesses the necessary level of financial literacy required to enable him or her to serve effectively as an Audit Committee member, and all members qualify as Audit Committee Financial Experts, including our designated Financial Expert, Mr. Sult, our Audit Committee Chair. No Audit Committee member serves on more than three audit committees of public companies, including our Audit Committee.

Role & Primary Responsibilities:
We maintain an Internal Audit department to provide management and the Audit Committee with ongoing assessments of our risk management processes, system of internal controls and our internal control over financial reporting compliance activities. The Audit Committee, among other duties, assists the Board in its oversight of: the integrity of our financial statements, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements; recommending to the Board the filing of our audited financial statements; our disclosure controls and procedures and internal control over financial reporting; our compliance with legal and regulatory requirements and Code of Business Conduct and Ethics; the evaluation, appointment and retention of our independent registered public accountant, including a review of their qualifications, services, independence, fees and performance; the performance of our internal audit function; the performance of our business ethics and compliance function; and enterprise risk management process, policies and procedures. The Audit Committee reviews in advance and pre-approves, explicitly, audit and permissible non-audit services provided to us by our independent registered public accountant. For more information regarding the Audit Committee's approval procedures, please read "Audit Committee Pre-Approval Policy" below. Further, the Audit Committee provides an open venue of communication between management, the internal audit function, ethics and compliance function, independent registered public accountants and Board. The Audit Committee meets with the Internal Audit department, Ethics and Compliance Office and Ernst & Young LLP, or EY, with and without management present, to discuss the results of their examinations and evaluations.

Our independent registered public accountants, EY are responsible for auditing our consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their reports based on that audit.

Charter:
https://www.dynegy.com/investors/governance/board-committes.

16 2017 Proxy Statement

Corporate Governance

Compensation & Human Resources Committee Chair: Paul Barbas Members: Dick Kuersteiner Jeffrey Stein	Independence:
Each member of the Compensation Committee is independent as such term is defined in the NYSE and SEC rules.

Role & Primary Responsibilities:
The purpose of the Compensation Committee is to, among other duties, assist our Board in fulfilling the Board's oversight responsibilities on matters relating to executive compensation, oversee our overall compensation strategy and our equity based compensation plans, prepare the annual Compensation and Compensation Committee report required by SEC rules and review and discuss with our management the Compensation Discussion and Analysis to be included in our annual proxy statement to stockholders. The Compensation Committee does not assist the Board with respect to director compensation, which is the responsibility of the Nominating Committee. For more information regarding the role and scope of authority of the Compensation Committee in determining executive compensation, please read "Compensation Discussion and Analysis" below.

The Compensation Committee may delegate specific responsibilities to one or more subcommittees to the extent permitted by law, NYSE listing standards and our governing documents. The Compensation Committee has retained Meridian Compensation Partners, LLC, or Meridian, as its independent compensation consultant. Meridian reports directly to the Compensation Committee. For a discussion of the role of the independent compensation consultant retained by the Compensation Committee in recommending executive compensation and the participation of our Chief Executive Officer in the review of the compensation of other executives that report to the Chief Executive Officer, please read "Compensation Discussion and Analysis" below.

Charter:
https://www.dynegy.com/investors/governance/board-committes.

Corporate Governance & Nominating Committee Chair: Dick Kuersteiner Members: Jeffrey Stein Pat Wood	Independence:
Each member of the Nominating Committee is independent as such term is defined in the NYSE rules.

Role & Primary Responsibilities:
The Nominating Committee is responsible for identifying director nominees, assisting the Board with respect to director compensation, developing and reviewing our Corporate Governance Guidelines, succession planning and overseeing the evaluation of the Board and management.

Charter:
https://www.dynegy.com/investors/governance/board-committes.

Finance & Commercial Oversight Committee Chair: Hilary Ackermann Members: Tyler Reeder* Jeffrey Stein John R. Sult * Joined February 2017	Role & Primary Responsibilities:
The Finance Committee is responsible for oversight of the Company's capital structure, financing and treasury matters and oversight of management's process for the identification, evaluation. management and mitigation of financial and commercial related risks, including commodity risks, to the Company.

Charter:
https://www.dynegy.com/investors/governance/board-committes.

2017 Proxy Statement 17

Corporate Governance

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines for directors, members of the executive management team and other officers. We believe that a significant ownership stake by directors and officers leads to a stronger alignment of interests between directors, officers and stockholders. These guidelines, which were developed with the assistance of an independent compensation consultant, support our corporate governance focus and provide further alignment of interests among our directors and executive officers and stockholders.

Directors

Each compensated non-management director is expected to own a meaningful amount of Dynegy common stock; specifically, it is expected that within three years of joining the Board, a non-management director shall own at least the number of shares equivalent to three times their annual cash retainer. For purposes of this guideline: (1) each share of common stock owned on any date (a "measuring date") by a director shall be deemed to have a value equal to the greater of (a) the trading price of a share of the Company's common stock as of the date the applicable share was granted to the director or (b) the trading price of a share of the Company's common stock as of the measuring date; and (2) shares owned outright, phantom stock units, shares or units of restricted stock and shares subject to deferred compensation shall be counted as shares of common stock owned by the director (with the value thereof determined in accordance with clause (1) above).

Officers

The shares counted for purposes of our officers' common stock ownership guidelines include shares owned outright, unvested restricted stock units, or RSUs, stock options (vested, in-the-money), and other share based equivalents that we may use from time to time. The holding requirements are expressed as a multiple of base salary and vary by level, specifically for the Chief Executive Officer and Executive Vice President levels they are as follows:

Chief Executive Officer	5 × annual base salary

Executive Vice President	3 × annual base salary

Upon our emergence from bankruptcy on October 1, 2012 (the "Effective Date") and pursuant to the terms of our Plan of Reorganization, all outstanding equity awards of the Company as of the Effective Date were cancelled. As such, the stock ownership guidelines for our executives are subject to a mandatory five-year compliance period that started on the Effective Date, and executives are encouraged to accumulate one-fifth of their holding requirement during each year of the five-year period and may not sell any shares until executives have successfully met the holding requirement. The Nominating Committee will monitor each executive's progress toward the required holding requirement on an annual basis. At the end of the five-year period, if any executive fails to attain the required level of common stock ownership, action may be taken, in the discretion of the Nominating Committee considering all factors it deems relevant, including awarding annual incentive cash bonuses in the form of restricted shares or requiring an executive to refrain from disposing of any vested shares and shares realized from any option exercise.

GOVERNANCE DOCUMENTS

The following governance documents are posted in the "About Dynegy" "Governance" sections of our web site at www.dynegy.com and are available upon request to our Corporate Secretary:

•
Third Amended and Restated Certificate of Incorporation;

•
Seventh Amended and Restated Bylaws;

•
Corporate Governance Guidelines;

•
Code of Business Conduct and Ethics;
18 2017 Proxy Statement

Corporate Governance

•
Code of Ethics for Senior Financial Professionals;

•
Related Party Transactions Policy;

•
Complaint and Reporting Procedures for Accounting and Auditing Matters (Whistleblower Policy);

•
Policy for Communications with Directors;

•
Audit Committee Charter;

•
Compensation and Human Resources Committee Charter;

•
Corporate Governance and Nominating Committee Charter; and

•
Finance and Commercial Oversight Committee Charter.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Code of Business Conduct and Ethics applies to all of our directors, officers and employees. The key principles of this code include acting legally and ethically, notifying appropriate persons upon becoming aware of issues, obtaining confidential advice and dealing fairly with our stakeholders.

CODE OF ETHICS FOR SENIOR FINANCIAL PROFESSIONALS

Our Code of Ethics for Senior Financial Professionals applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other designated senior financial professionals. The key principles of this code include acting legally and ethically, promoting honest business conduct and providing timely and meaningful financial disclosures to our stockholders.

COMPLAINT AND REPORTING PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS

Our Complaint and Reporting Procedures for Accounting and Auditing Matters provide for (1) the receipt, retention and treatment of complaints, reports and concerns regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters, in each case relating to Dynegy. Complaints may be made through a toll free "Integrity Helpline" telephone number, operated by an independent third party, and a dedicated email address. Complaints received are logged by the Ethics and Compliance Office, communicated to the chairman of our Audit Committee and investigated, under the supervision of our Audit Committee, by our Internal Audit department or Ethics and Compliance Office. In accordance with applicable law, these procedures prohibit us from taking adverse action against any person submitting a good faith complaint, report or concern.

POLICY FOR COMMUNICATIONS WITH DIRECTORS

Our Policy for Communications with Directors provides a means for stockholders and other interested parties to communicate with the Board. Under this policy, stockholders and other interested parties may communicate with the Board or specific members of the Board by sending a letter to Dynegy Inc., Communications with Directors, Attn: Corporate Secretary, Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

As detailed in our Corporate Governance Guidelines, Board members are requested and encouraged to attend the Annual Meeting. All of the members of the Board then in office attended last year's annual meeting held on May 20, 2016.

2017 Proxy Statement 19

Corporate Governance

CHARITABLE CONTRIBUTIONS

During 2016, we did not make any contributions to any charitable organization in which an independent director served as an executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us in 2016 and upon written representations that no Forms 5 were required, we believe that all persons subject to these reporting requirements filed the required reports on a timely basis, except for the following reports which were late due to administrative error: one report for one transaction for each of Messrs. Mario Alonso, Henry Jones and Marty Daley.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Our Board adopted a written policy relating to the approval of transactions with related parties. In general, for purposes of this policy, a related party transaction is a transaction to which we are a party, or a material amendment to any such transaction, and with respect to which a related party is directly, or to our knowledge, indirectly, a party. Under our policy, a "related party" is an executive officer, director or nominee for director of ours, a person known to us to be the beneficial owner of more than 5% of our voting securities, an immediate family member of an executive officer, director, nominee for director or 5% stockholder, and any entity owned or controlled by any of the foregoing individuals or in which any such individual serves as an executive officer or general partner or, together with any other such individuals, owns 10% or more of the equity interests of such an entity. Our policy requires the Audit Committee or, at the Board's discretion, a majority of directors disinterested from the transaction, to review and approve related party transactions. In reviewing and approving any related party transaction or material amendments to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party's relationship and interest and as to the material facts of the transaction and must determine that the related party transaction is fair to us.

A copy of our related party transactions policy is available on our web site at https://www.dynegy.com/investors/leadership-governance/corporate-governance/governance-documents.

CERTAIN TRANSACTIONS AND OTHER MATTERS

Mr. Reeder has no direct or indirect material interest in any transaction required to be disclosed by us pursuant to Item 404(a) of Regulation S-K, other than (1) the PIPE Stock Purchase Agreement, the Investor Rights Agreement and the transactions contemplated thereby, (2) the Amended and Restated Interim Sponsors Agreement, dated as of June 14, 2016 by and among Dynegy, certain affiliated investment funds of Energy Capital Partners, Atlas Power, LLC, a wholly owned subsidiary of Dynegy, and Terawatt, and the transactions contemplated thereby, (3) the Stock Purchase Agreement, dated August 21, 2014 as amended, the EquiPower Agreement, by and among certain affiliated investment funds of Energy Capital Partners, EquiPower Resources Corp., Dynegy Resource II, LLC and Dynegy, and the transactions contemplated thereby, and (4) the Stock Purchase Agreement and Agreement and Plan of Merger, dated August 21, 2014, the Brayton Agreement, by and among Dynegy Resource III, LLC, Dynegy Resources III-A, LLC, certain affiliated investment funds of Energy Capital Partners, Brayton Point Holdings, LLC and Dynegy, and the transactions contemplated thereby.

20 2017 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTORS

Eight directors are to be elected at the Annual Meeting by the holders of common stock to each serve a one-year term. The directors are elected by a plurality of the shares of common stock represented in person (through internet access) or by proxy and entitled to vote on the election of directors, subject to our majority voting policy discussed below. This means that the eight individuals nominated for election to the Board as directors who receive the most FOR votes among votes properly cast in person (through internet access) or by proxy will be elected. Only FOR or WITHHELD votes are counted in determining whether a plurality has been cast in favor of a director nominee. Under our Certificate of Incorporation, stockholders do not have cumulative voting rights. If you withhold authority to vote with respect to the election of some or all of the director nominees, your shares will not be voted with respect to those nominees indicated.

Under our majority voting policy, in an uncontested election, any director nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election must offer his or her resignation to the Board promptly following certification of the stockholder vote.

Broker non-votes are not counted for purposes of election of directors. You cannot abstain in the election of directors.

Unless you withhold authority to vote or instruct otherwise, a properly executed proxy will be voted FOR the election of the nominees listed below as the proxies may determine. Although the Board does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons appointed as proxies will vote for the election of such other persons that may be nominated by the Board.

2017 Proxy Statement 21

Proposal 1—Election of Directors

INFORMATION ON DIRECTOR NOMINEES

All of the nominees for director are currently directors of Dynegy. Below is biographical information regarding the nominees, including their names, ages, business experience and qualifications to serve as a director, other directorships, if any, and the length of their service as a director of Dynegy.

Robert C. Flexon, 58 Director since 2011

President and Chief Executive Officer

Current Public Directorship:

Westmoreland Coal Company

Prior Experience:

•

UGI Corporation—Chief Financial Officer

•

Foster Wheeler AG—Chief Executive Officer, Board Director

•

NRG Energy—Chief Financial Officer, Chief Operating Officer

•

Hercules and ARCO—various financial roles

Mr. Flexon, who oversaw Dynegy's turnaround in 2012, brings executive management and operating experience in many areas of the energy business, including wholesale power generation. Mr. Flexon also has a broad background in accounting and finance, and significant corporate financial expertise and management experience as a result of his service as a chief financial officer and other senior financial leadership positions.

Mr. Flexon has served as President and Chief Executive Officer since July 2011 and a director of Dynegy since June 2011. Prior to joining Dynegy, Mr. Flexon served as the Chief Financial Officer of UGI Corporation, a distributor and marketer of energy products and related services from February 2011 to July 2011. Mr. Flexon was the Chief Executive Officer of Foster Wheeler AG from June to October 2010 and the President and Chief Executive Officer of Foster Wheeler USA from November 2009 to May 2010. Prior to joining Foster Wheeler, Mr. Flexon was Executive Vice President and Chief Financial Officer of NRG Energy, Inc. from February to November 2009. Mr. Flexon previously served as Executive Vice President and Chief Operating Officer of NRG Energy from March 2008 to February 2009 and as its Executive Vice President and Chief Financial Officer from 2004 to 2008. Prior to joining NRG Energy, Mr. Flexon held executive positions with Hercules, Inc. and various key positions, including General Auditor, with Atlantic Richfield Company. Mr. Flexon holds a Bachelor of Science degree in Accounting from Villanova University. Mr. Flexon served on the public board of directors of Foster Wheeler from 2006 until 2009 and from May to October 2010 and is currently serving on the Boards of Westmoreland Coal Company and Genesys Works-Houston, an organization that transforms the lives of disadvantaged high school students through meaningful work experience.

22 2017 Proxy Statement

Proposal 1—Election of Directors

Pat Wood III, 54 Director since 2012

Chairman of the Board
Principal—Wood3 Resources

Current Public Directorships:

Quanta Services Inc. and SunPower Corp.

Prior Experience:

•

Federal Energy Regulatory Commission—Chairman

•

Public Utility Commission of Texas—Chairman

•

Baker Botts L.L.P.—Attorney

•

Arco Indonesia—Associate Project Engineer

Mr. Wood currently serves as our Board's non-executive Chairman. Mr. Wood brings significant strategic and operational management experience to the Board. Mr. Wood holds a Bachelor of Science in Civil Engineering and a Juris Doctor degree, and has demonstrated strong leadership skills through ten years of regulatory leadership in the energy sector. Mr. Wood brings a unique perspective from and extensive knowledge with regard to the energy regulatory process and energy policy development at the government level, his years of service as a director of other public and private companies, and his energy infrastructure development expertise.

Mr. Wood is serving as the Board's non-executive Chairman and has served as a principal of Wood3 Resources, an energy infrastructure developer, since July 2005. From 2001 until July 2005, Mr. Wood served as chairman of the Federal Energy Regulatory Commission. From 1995 until 2001, he chaired the Public Utility Commission of Texas. Prior to 1995, Mr. Wood was an attorney with Baker Botts L.L.P., a global law firm, and an associate project engineer with Arco Indonesia, an oil and gas company, in Jakarta. Mr. Wood currently serves on the public boards of directors of Quanta Services Inc. and SunPower Corp.

2017 Proxy Statement 23

Proposal 1—Election of Directors

Hilary E. Ackermann, 61 Director since 2012	Current Private Directorships:

Credit Suisse Holdings (USA), Inc.

Hartford Funds (as detailed below)

Prior Experience:

•

Goldman Sachs Bank USA—Chief Risk Officer; Chaired Operational Risk, Credit Risk and Middle Market Loan Committees; Vice Chair of Bank Risk Committee; Chair GS Group level Operational Risk Committee

•

Goldman Sachs & Co—Managing Director, Credit Risk Management & Advisory

•

Swiss Bank Corporation—Assistant Department Head

•

Apollo Investment Corporation—Board Director

Ms. Ackermann brings extensive experience assessing credit for major banking institutions, covering a variety of industries including the power generation, electrical utilities and natural resources sectors, as well as in depth coverage of commodities trading including, oil, natural gas and power as a risk manager. Ms. Ackerman currently serves as our Chair of the Finance and Commercial Oversight Committee and, as chair, she contributes significantly to the review and evaluation of our business strategy, capital structure and risk management goals.

Ms. Ackermann was Chief Risk Officer with Goldman Sachs Bank USA from October 2008 to 2011. In this role, she managed Credit, Market and Operational Risk for Goldman Sach's commercial bank; developed the bank's risk management infrastructure including policies and procedures and processes; maintained ongoing relationship with bank regulators including New York Fed, NY State Banking Department and the FDIC; chaired Operational risk, Credit risk and Middle Market Loan Committees; served as Vice Chair of Bank Risk Committee; was a member of Community Investment, Business Standards and New Activities Committees; was a member of GS Group level Credit Policy and Capital Committees; and chaired GS Group level Operational Risk Committee. Ms. Ackermann served as Managing Director, Credit Department of Goldman, Sachs & Co. from January 2002 until October 2008, as VP, Credit Department from 1989 to 2001, and as an Associate in the Credit Department from 1985 to 1988. Prior to joining Goldman, Sachs, Ms. Ackermann served as Assistant Department Head of Swiss Bank Corporation from 1981 until 1985. Ms. Ackermann currently serves on the private board of directors of Credit Suisse Holdings (USA), Inc. and each of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and previously served on the public board of directors of Apollo Investment Corporation.

24 2017 Proxy Statement

Proposal 1—Election of Directors

Paul M. Barbas, 60 Director since 2012

Prior Experience:

•

DPL Inc. and DP&L—President and Chief Executive Officer; Board Director

•

Chesapeake Utilities Corporation—Executive Vice President & Chief Operating Officer; Vice President;

•

Chesapeake Service Company—President;

•

Allegheny Power—Executive Vice President; President of Ventures unit

•

Pepco Holdings, Inc.—Board Director

Mr. Barbas brings extensive utility, management and oversight experience, having served in executive management positions with various utility and other companies. He also has a broad background in finance and marketing and brings a strong understanding of power operations and energy markets. He contributes significantly to the oversight responsibilities on matters relating to executive compensation and compensation strategy and serves as our Compensation and Human Resources Committee chair.

Mr. Barbas was President and Chief Executive Officer of DPL Inc. and its principal subsidiary, The Dayton Power and Light Company (DP&L), from October 2006 until December 2011. He also served on the board of directors of DPL Inc. and DP&L. He previously served as Executive Vice President and Chief Operating Officer of Chesapeake Utilities Corporation, a diversified utility company engaged in natural gas distribution, transmission and marketing, propane gas distribution and wholesale marketing and other related services from 2005 until October 2006, as Executive Vice President from 2004 until 2005, and as President of Chesapeake Service Company and Vice President of Chesapeake Utilities Corporation, from 2003 until 2004. From 2001 until 2003, he was Executive Vice President of Allegheny Power, responsible for the operational and strategic functions of a $2.7 billion company serving 1.6 million customers with 3,200 employees. He joined Allegheny Energy in 1999 as President of its Ventures unit. Mr. Barbas also served on the public board of Pepco Holdings, Inc.

2017 Proxy Statement 25

Proposal 1—Election of Directors

Richard Lee Kuersteiner, 77 Director since 2012

Prior Experience:

•

Commander, Navy Judge Advocate General's Corps; Managing Attorney, Navy Office of the General Counsel; Special Assistant United States Attorney; NASA Attorney; Assistant Florida Attorney General; and earlier, Law Clerk to a U. S. District Court Judge

•

Franklin Templeton Investments—Associate General Counsel; Director of Restructuring; Managing Corporate Counsel

•

Dex Media, Inc.—Board Director

Mr. Kuersteiner has a broad background in corporate governance and complex restructuring transactions and has been a long-standing member of the Stanford Institutional Investors Forum. He has employed his more than 40 years of legal experience by facilitating the restructuring of over 100 major corporations and has served on, or chaired, numerous official creditors' committees, which provides the Board with a unique analytical view from the perspective of a large institutional investor. He leads the Board's corporate governance review and oversight processes and serves as our Corporate Governance and Nominating Committee chair.

Mr. Kuersteiner was a member of the Franklin Templeton Investments legal department in San Mateo, California from 1990 until May 2012. At Franklin he served in various capacities including as Associate General Counsel and Director of Restructuring and Managing Corporate Counsel. For many years he also was an officer of virtually all of the Franklin, Templeton and Mutual Series funds. In February 2010 he joined the board of R H Donnelley successor, Dex One Corporation, and served until completion of his term in May 2014. Mr. Kuersteiner also serves on the Town of Hillsborough, CA, Financial Advisory Committee and on its Investment Subcommittee.

26 2017 Proxy Statement

Proposal 1—Election of Directors

Tyler G. Reeder, 43 Director since 2017

Partner Energy Capital Partners

Current Private Directorships:

ADA Carbon Solutions, LLC; Terra-Gen Power Holdings II, LLC; EnergySolutions,  Inc.; and Granite Holdings, Inc.

Prior Experience:

•

Texas Genco, LLC—Vice President of Power and Fuel Markets

•

Orion Power Holdings, Inc.—Director for Energy Markets and Finance Manager

•

Goldman Sachs

Mr. Reeder has extensive experience with power generation companies including, but not limited to, financial performance; negotiating and executing complex and structured energy transactions and long term power agreements; ensuring regulatory compliance (including FERC, Texas Public Utility Commission and ERCOT); renewables—wind, solar, hydro and waste to energy; managing power and fuel market positions, asset value optimization; performing strategic review of short and long-term gross margin analytics; and capital allocation and financing. Mr. Reeder currently serves, or has served, on the private boards of other power companies.

Mr. Reeder is a Partner of Energy Capital Partners involved in all areas of Energy Capital Partner's investment activities, with a particular emphasis on fossil power generation and environmental infrastructure and services. Mr. Reeder serves as a member of the firm's Investment Committee, Valuation Committee and Strategy Committee. He also serves as President of Terawatt and Terawatt Holdings GP, LLC. Prior to joining Energy Capital in 2006, he was a member of the Texas Genco, LLC management team until the sale of the company to NRG Energy in 2006. While at Texas Genco, Mr. Reeder was the head of the asset optimization desk and managed the generation portfolio's power and fuel positions. From 1998 to 2002, he was a Director for Energy Markets and a Finance Manager at Orion Power Holdings, Inc., where he was responsible for power marketing, transaction analysis and execution. From 1996 to 1998, he worked at Goldman Sachs. Mr. Reeder received a B.A. in Economics from Colgate University.

2017 Proxy Statement 27

Proposal 1—Election of Directors

Jeffrey S. Stein, 47 Director since 2012

Founder and Managing Partner of Stein Advisors LLC

Current Public Directorships:

Ambac Financial Group, Inc.—Chairman of the Board; and Westmoreland Coal Company

Current Private Directorships:

Granite Ridge Holdings, LLC and MLR Petroleum LLC

Prior Experience:

•

Durham Asset Management LLC—Co-Founder and Principal; Co-Director of Research

•

The Delaware Bay Company, Inc.—Co-Director of Research

•

Shearson Lehman Brothers—Associate/Assistant Vice President in Capital Preservation & Restructuring Group

•

US Power Generating Company and KGen Power Corporation—Board Director

Mr. Stein is an investment professional with over 24 years of experience in the high yield, distressed debt and special situations equity asset classes who has substantial experience investing in the merchant power and regulated electric utility industries. Mr. Stein has invested in numerous power companies representing a broad array of power plants diversified by fuel source, position on the dispatch curve, geographic location and technology. Mr. Stein has been actively involved in the hedging, refinancing, restructuring and sale of various power assets. Mr. Stein currently serves, or has served, on the private boards of other merchant power companies, and in such capacity has focused on capital allocation, plant operating and financial performance, capital structure optimization, asset acquisitions and dispositions, corporate strategy, risk management and investor communications.

Mr. Stein is Founder and Managing Partner of Stein Advisors LLC, a financial advisory firm that provides consulting services to institutional investors. Previously Mr. Stein was a Co-Founder and Principal of Durham Asset Management LLC, a global event-driven distressed debt and special situations equity asset management firm. From January 2003 through December 2009, Mr. Stein served as Co-Director of Research at Durham responsible for the identification, evaluation and management of investments for the various Durham portfolios. From July 1997 to December 2002, Mr. Stein served as Co-Director of Research at The Delaware Bay Company, Inc., a boutique research and investment banking firm focused on the distressed debt and special situations equity asset classes. From September 1991 to August 1995, Mr. Stein was an Associate/Assistant Vice President at Shearson Lehman Brothers in the Capital Preservation & Restructuring Group. Mr. Stein currently serves as Chairman of the Board of Ambac Financial Group, Inc. (NASDAQ: AMBC) and as a director on the board of Westmoreland Coal Company (NYSE: WLB). He also serves as a director on the private boards of Granite Ridge Holdings, LLC and MLR Petroleum LLC and as a board observer on the board of TORM plc (NASDAQ CPH: TRMD A). Mr. Stein previously served as a director on the boards of US Power Generating Company and KGen Power Corporation.

28 2017 Proxy Statement

Proposal 1—Election of Directors

John R. Sult, 57 Director since 2012	Current Public Directorship:

Jagged Peak Energy, Inc.

Prior Experience:

•

Marathon Oil Corporation—Executive Vice President and Chief Financial Officer

•

El Paso Corporation—Executive Vice President and Chief Financial Officer; Senior Vice President and Chief Financial Officer; Senior Vice President and Controller; Chief Accounting Officer

•

El Paso Pipeline GP Company, L.L.C.—Executive Vice President, Chief Financial Officer and Director; Senior Vice President and Chief Financial Officer; Senior Vice President, Chief Financial Officer and Controller

•

El Paso Pipeline Group—Senior Vice President, Chief Financial Officer and Controller

•

Halliburton Energy Services—Vice President and Controller

•

Arthur Andersen LLP—Audit Partner

Mr. Sult, through his experience in senior executive financial positions with large public companies, brings significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting. Mr. Sult has extensive knowledge of the energy industry. Further, he has served as an audit partner at a major accounting firm, which, in addition to his other experience, qualifies him as an "audit committee financial expert." He currently serves as the chair of the Audit Committee and, as the chair, he contributes significantly to the oversight of the integrity of our financial statements, internal controls and ethics and compliance functions.

Mr. Sult served as Executive Vice President and Chief Financial Officer of Marathon Oil Corporation from September 2013 to August 2016. He was Executive Vice President and Chief Financial Officer of El Paso Corporation from March 2010 until May 2012. He previously served as Senior Vice President and Chief Financial Officer from November 2009 until March 2010, and as Senior Vice President and Controller from November 2005 until November 2009. Mr. Sult served as Executive Vice President, Chief Financial Officer and director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso Pipeline Partners, L.P., from July 2010 until May 2012, as Senior Vice President and Chief Financial Officer from November 2009 until July 2010, and as Senior Vice President, Chief Financial Officer and Controller from August 2007 until November 2009. Mr. Sult also served as Chief Accounting Officer of El Paso Corporation and as Senior Vice President, Chief Financial Officer and Controller of El Paso's Pipeline Group from November 2005 to November 2009. Prior to joining El Paso, Mr. Sult served as Vice President and Controller of Halliburton Energy Services from August 2004 until October 2005. Prior to joining Halliburton, Mr. Sult managed an independent consulting practice that provided a broad range of finance and accounting advisory services and assistance to public companies in the energy industry. Prior to private practice, Mr. Sult was an audit partner with Arthur Andersen LLP. Mr. Sult currently serves on the board of directors of Jagged Peak Energy, Inc.

The Board unanimously recommends that stockholders vote FOR the election of these director nominees to the Board.

2017 Proxy Statement 29

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION FOR 2016

The key terms of our non-management independent director compensation include the following:

Board Annual Retainer (paid in cash)	• $75,000; paid in quarterly installments.
Committee Annual Retainers (paid in cash)	Chair (paid in quarterly installments) • Audit—$25,000 • Compensation—$20,000 • Finance & Commercial Oversight—$20,000 • Nominating—$15,000	Members (paid in quarterly installments) • Audit—$10,000 • Compensation—$10,000 • Finance & Commercial Oversight—$10,000 • Nominating—$5,000
Annual Equity Award

•

Annual award value of $110,000 to be granted in RSUs using the closing stock price on the grant date.

•

Annual awards to be granted on the date of Dynegy's Annual Stockholder Meeting with one year vesting from the date of grant.

Non-Executive Chairman Annual Retainer

•

Additional retainer of $150,000.

•

Deliver through a mix of cash (50%), paid in quarterly installments, and RSUs (50%).

•

RSUs to be granted on the date of Dynegy's Annual Stockholder Meeting with one year vesting from the date of grant.

Other(1)

•

Reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities, including director education courses and materials.

(1)
In February 2017, Mr. Reeder joined the Board. Mr. Reeder, as the Designated Director, is not compensated for his service on the Board, but he does receive the same reimbursement of reasonable out-of-pocket expenses as our other non-management directors receive.
30 2017 Proxy Statement

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-management independent director who served on our Board in 2016. The Designated Director and Directors who are also employees of Dynegy are not compensated for their services as directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Pat Wood III(2)(3)	$155,000	$185,000	$—	$—	$—	$—	$340,000

Hilary E. Ackermann	$105,000	$110,000	$—	$—	$—	$—	$215,000

Paul M. Barbas	$105,000	$110,000	$—	$—	$—	$—	$215,000

Richard L. Kuersteiner	$100,000	$110,000	$—	$—	$—	$—	$210,000

Jeffrey S. Stein(3)	$100,000	$110,000	$—	$—	$—	$—	$210,000

John R. Sult	$110,000	$110,000	$—	$—	$—	$—	$220,000

(1)
Directors received an annual award granted under the Dynegy Inc. Amended and Restated 2012 Long Term Incentive Plan, or 2012 Long Term Incentive Plan, in RSUs on May 20, 2016 with a vesting date of May 20, 2017. The values shown under "Stock Awards" reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)
Mr. Wood is serving as our non-executive Chairman of the Board.

(3)
Messrs. Wood, Barbas, and Sult each have deferred receipt of the amount realized from the vesting of the RSUs granted on May 20, 2016 until their separation from service as a director of Dynegy.
2017 Proxy Statement 31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 20, 2017 regarding the beneficial ownership of our common stock by: (1) each of our current directors; (2) each of our current executive officers; (3) all of our directors and executive officers as a group; and (4) each person or entity we know to beneficially own more than 5% of our outstanding shares of common stock.

Beneficial ownership for the purposes of this table is determined in accordance with the rules and regulations of the SEC. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to dispose or acquire within 60 days of March 20, 2017. Common stock subject to options, convertible preferred stock, tangible equity units and warrants, regardless of whether such arrangement is currently in the money, that are currently exercisable or exercisable within 60 days of March 20, 2017 are deemed to be outstanding and beneficially owned by the person holding the options, convertible preferred, tangible equity or warrants, and common stock issuable upon vesting of RSUs that is vested or will vest within 60 days of March 20, 2017 is deemed to be outstanding and beneficially owned by the person holding the RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 131,319,688 shares of common stock outstanding as of March 20, 2017. Except as disclosed in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

All percentages and share amounts are approximate based on current information available to us. The information available to us may be incomplete. Unless otherwise noted, the address for each person listed on the table is c/o Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002. The address for: Terawatt Holdings, LP is c/o Energy Capital Partners III, LLC, 51 John F. Kennedy Parkway, Suite 200, Short Hills, NJ 0707 and BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

32 2017 Proxy Statement

Security Ownership of Certain Beneficial Owners And Management

	Amount and Nature of Shares Beneficially Owned(1)

Name	Number	Percent of Class

Over 5% Stockholders
Terawatt Holdings, LP	19,541,152	14.9%

BlackRock, Inc.	17,319,796	13.2%

Massachusetts Financial Services Co.(2)	12,337,174	9.4%

FMR LLC	10,919,035	8.3%

Carlson Capital, L.P.	10,181,071	7.8%

Avenue Capital Management II, L.P.	9,340,972	7.1%

The Vanguard Group, Inc.	8,899,697	6.8%

Oaktree Capital Group, LLC	8,424,322	6.4%

Executive Officers and Directors
Robert C. Flexon(3)	1,033,650	*

Clint C. Freeland(4)	241,337	*

Catherine C. James(5)	221,238	*

Carolyn J. Burke(6)	224,328	*

Henry D. Jones(7)	201,008	*

Julius Cox(8)	64,912	*

Martin W. Daley(9)	71,736	*

Dean M. Ellis(10)	9,507	*

Sheree M. Petrone(11)	63,132	*

Mario Alonso(12)	84,076	*

Pat Wood III(13)	54,895	*

Hilary E. Ackermann(14)	21,359	*

Paul M. Barbas(15)	23,942	*

Richard L. Kuersteiner(16)	46,308	*

Tyler G. Reeder	0	*

John R. Sult(17)	30,909	*

Jeffrey S. Stein(18)	21,359	*

All executive officers and directors as a group (17 persons)	2,413,696	1.8%

*
Percentage ownership of less than one percent.

(1)
Shares shown in the table above include shares held in the beneficial owner's name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner's account.

(2)
Shares of common stock consists of sum of (1) shares of common stock and (2) shares of Series A 5.375% mandatory convertible preferred stock on an as-converted basis to shares of common stock.

(3)
Includes for Mr. Flexon, 5,337 and 717,257 shares issuable upon the exercise of our warrants and options, respectively. Amount also includes 7,530 shares initially issuable upon the settlement of the purchase contract included in the TEUs based on the minimum settlement rate. Amount shown does not include: 1) 20,087 RSUs and 49,661 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 153,563 RSUs granted on May 11, 2015, pursuant to the 2012 Long Term Incentive Plan, which vests on April 30, 2018; 3) 115,083 RSUs and 207,856 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 4) 228,330 RSUs and 352,561 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(4)
Includes for Mr. Freeland, 1,055 and 181,784 shares issuable on the exercise of our warrants and options, respectively. Amount shown does not include: 1) 4,711 RSUs and 11,647 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 21,692 RSUs and 39,178 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second
2017 Proxy Statement 33

Security Ownership of Certain Beneficial Owners And Management

  vesting period taking place on March 8, 2018; and 3) 39,277 RSUs and 60,647 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(5)
Includes for Ms. James, 1,158 and 167,665 shares issuable on the exercise of our warrants and options, respectively. Amount shown does not include: 1) 3,854 RSUs and 9,530 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 19,401 RSUs and 35,040 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 3) 37,095 RSUs and 57,278 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(6)
Includes for Ms. Burke, 1,016 and 166,141 shares issuable on the exercise of our warrants and options, respectively. Amount shown does not include: 1) 3,854 RSUs and 9,530 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 19,585 RSUs and 35,374 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 3) 37,095 RSUs and 57,278 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(7)
Includes for Mr. Jones, 5 and 144,281 shares issuable on the exercise of warrants and options, respectively. Amount shown does not include: 1) 3,854 RSUs and 9,530 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 22,261 RSUs and 40,206 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 3) 39,277 RSUs and 60,647 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(8)
Includes for Mr. Cox, 48,710 shares issuable on the exercise of our options. Amount shown does not include: 1) 2,334 RSUs and 5,771 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 11,086 RSUs and 20,023 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 3) 23,567 RSUs and 36,389 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(9)
Includes for Mr. Daley 54,802 shares issuable on the exercise of options and 504 shares held indirectly. Amount shown does not include: 1) 2,355 RSUs and 5,824 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 12,227 RSUs and 22,082 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; 3) 31,422 RSUs and 48,518 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018; and 4) 588 RSUs held indirectly.

(10)
Includes for Mr. Ellis 6,991 shares issuable on the exercise of options. Amount shown does not include: 1) 662 RSUs and 1,636 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 4,118 RSUs and 7,437 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 3) 9,252 RSUs and 14,286 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(11)
Includes for Ms. Petrone 47,234 shares issuable on the exercise of options. Amount shown does not include: 1) 1,927 RSUs and 4,765 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 11,419 RSUs and 20,624 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 3) 21,821 RSUs and 33,693 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(12)
Includes for Mr. Alonso, 421 and 58,556 shares issuable on the exercise of our warrants and options, respectively. Amount also includes 5,501 RSUs granted on April 1, 2015, which will vest on April 1, 2017. Amount shown does not include: 1) 2,570 RSUs and 6,353 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2018; 2) 5,500 RSUs granted on April 1, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on April 1, 2018; 3) 14,264 RSUs and 25,763 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 8, 2018; and 4) 26,185 RSUs and 40,432 options, each granted on March 1, 2017, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 1, 2018.

(13)
Includes for Mr. Wood, 9,872 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on May 20, 2017.

(14)
Includes for Ms. Ackermann, 1,000 shares held indirectly and 5,870 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on May 20, 2017.

(15)
Includes for Mr. Barbas, 5,870 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on May 20, 2017.

(16)
Includes for Mr. Kuersteiner, 7,604 shares issuable upon the exercise of our warrants, 5,870 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on May 20, 2017, and 18,345 shares issuable upon the conversion of 7,109 shares of Series A 5.375% mandatory convertible preferred stock at the Minimum Conversion Rate.

(17)
Includes for Mr. Sult, 5,870 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on May 20, 2017.

(18)
Includes for Mr. Stein, 5,870 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on May 20, 2017.
34 2017 Proxy Statement

EXECUTIVE OFFICERS

The executive officers as of March 20, 2017 named below will serve in such capacities until the next annual meeting of our Board, or until their respective successors have been duly elected and qualified, or until their earlier death, resignation, disqualification or removal from office.

Robert C. Flexon, 58 Served since 2011

President and Chief Executive Officer

Mr. Flexon has served as President and Chief Executive Officer since July 2011 and a director of Dynegy since June 2011. Prior to joining Dynegy, Mr. Flexon served as the Chief Financial Officer of UGI Corporation, a distributor and marketer of energy products and related services from February 2011 to July 2011. Mr. Flexon was the Chief Executive Officer of Foster Wheeler AG from June to October 2010 and the President and Chief Executive Officer of Foster Wheeler USA from November 2009 to May 2010. Prior to joining Foster Wheeler, Mr. Flexon was Executive Vice President and Chief Financial Officer of NRG Energy, Inc. from February to November 2009. Mr. Flexon previously served as Executive Vice President and Chief Operating Officer of NRG Energy from March 2008 to February 2009 and as its Executive Vice President and Chief Financial Officer from 2004 to 2008. Prior to joining NRG Energy, Mr. Flexon held executive positions with Hercules, Inc. and various key positions, including General Auditor, with Atlantic Richfield Company. Mr. Flexon holds a Bachelor of Science degree in Accounting from Villanova University. Mr. Flexon served on the public board of directors of Foster Wheeler from 2006 until 2009 and from May to October 2010 and is currently serving on the Boards of Westmoreland Coal Company and Genesys Works-Houston, an organization that transforms the lives of disadvantaged high school students through meaningful work experience.

Mario E. Alonso, 46 Served since 2001

Executive Vice President and General Manager Plant Operations (ERCOT & CAISO) and Supply Chain

Mr. Alonso has served as Executive Vice President and General Manager, Plant Operations (ERCOT & CAISO) and Supply Chain since October 2016. In the role, he is responsible for optimizing plant operations for Dynegy's generating assets in Texas and California as well as managing the Company's Supply Chain function. He previously served as Executive Vice President, Strategic Development from February 2014 to October 2016 and Vice President, Strategic Development from June 2012 to February 2014. Mr. Alonso also served as Vice President and Treasurer from July 2011 to June 2012, Vice President—Strategic Planning from December 2008 to July 2011 and Managing Director—Strategic Planning from June 2007 to December 2008. Prior to June 2007, Mr. Alonso served in various roles within the Company's Strategic Planning and Treasury Departments. Prior to joining Dynegy in 2001, Mr. Alonso was with Enron Corporation. Mr. Alonso earned his Bachelor of Science in Commerce from the University of Virginia and his MBA from the University of Virginia Darden School of Business.

2017 Proxy Statement 35

Executive Officers

Carolyn J. Burke, 49 Served since 2011

Executive Vice President, Strategic Development

Ms. Burke has served as Executive Vice President, Strategic Development since October 2016. In this role, she leads Dynegy's strategic planning activities and is responsible for Dynegy's clean technology strategy. She also retains her role as Chief Integration Officer, held since October 2014, with overall responsibility for integration management, most recently of Dynegy's acquisition of Engie's US fossil portfolio. Ms. Burke served as Executive Vice President, Business Operations and Systems from July 2015 to October 2016 with overall responsibility for Procurement, Safety, Environmental, Information Technology, Construction & Engineering, Outage Services and PRIDE—Dynegy's signature continuous margin and process improvement program. Ms. Burke served as Executive Vice President and Chief Administrative Officer from August 2011 to October 2014. Prior to joining Dynegy, Ms. Burke served as Global Controller for J.P. Morgan's Global Commodities business from March 2008 to August 2011. Ms. Burke served as NRG Energy Inc.'s Vice President and Corporate Controller from September 2006 to March 2008 and its Executive Director of Planning and Analysis from April 2004 to September 2006. Early in her career, Ms. Burke held various key financial roles at Yale University, the University of Pennsylvania and at Atlantic Richfield Company (now British Petroleum). Ms. Burke graduated from Wellesley College with a BA in Economics and Political Science and earned her MBA at The University Chicago Booth School of Business. She currently serves on the board of directors for Aqua America, one of the largest US-based, publicly traded water utilities.

Julius Cox, 45 Served since 2001

Executive Vice President and Chief Administrative Officer

Mr. Cox has served as Executive Vice President and Chief Administrative Officer since October 2014. Mr. Cox is responsible for Dynegy's corporate functions including Human Resources, Communications, Information Technology and Business Services. Mr. Cox served as Vice President, Human Resources & Business Services from May 2012 to October 2014, Vice President, Human Resources from January 2006 to May 2012 and Managing Director—HR Business Services from May 2004 to January 2006. Prior to 2004, Mr. Cox served in various roles in Dynegy's HR Business Partner and Compensation functions. Prior to joining Dynegy in 2001, Mr. Cox was a consultant at Arthur Andersen LLP and has also held various roles in human resources at Shell Oil and Neiman Marcus. Mr. Cox earned his Bachelor of Business Administration and a Master of Science in HR Management degrees from Texas A&M University. Mr. Cox serves on the Human Resources Committee of the Collaborative for Children, an organization dedicated to increasing the quality of early education in Greater Houston.

36 2017 Proxy Statement

Executive Officers

Martin W. Daley, 61 Served since 2001

Executive Vice President and Chief Operating Officer

Mr. Daley has served as Executive Vice President & Chief Operating Officer since October 2016 and is responsible for all aspects of plant operations, safety and environmental for Dynegy's national fleet of generating assets. Mr. Daley served as our Executive Vice President—Plant Operations, Gas from April 2015 to October 2016. He also served as Vice President and General Manager, Gas Operations from July 2011 to April 2015, Managing Director, Asset Management—Eastern Region from March 2007 to June 2011, and as Senior Director, Regulatory Affairs & Administrative Services from February 2001 to March 2007. Prior to joining Dynegy in February 2001, Mr. Daley held various positions within Central Hudson Gas & Electric, including Superintendent—General Plant Services, Plant Services Supervisor, Production facilities, and Corporate Environmental Affairs. He earned his Bachelor of Science in Environmental Science from Marist College.

Dean M. Ellis, 47 Served since 2009

Senior Vice President, Regulatory and Government Affairs

Mr. Ellis has served as Senior Vice President, Regulatory and Government Affairs since October 2016. In this role he is responsible for Dynegy's wholesale and retail market policy as well as environmental policy and government outreach. From June 2012 to October 2016 he led Dynegy's regulatory affairs efforts for the Company, and from 2009 through June 2012, he worked in asset management and regulatory oversight roles in the Company's Northeast Region. Prior to joining Dynegy in 2009, Mr. Ellis held various roles in electric power planning, engineering, project management and construction for organizations including the New York Independent System Operator and Central Hudson Gas & Electric. He participates on a variety of boards and holds positions of leadership, earned his Bachelor of Science degree in Electric Power Engineering from Rensselaer Polytechnic Institute, and is a licensed professional engineer.

Clint C. Freeland, 48 Served since 2011

Executive Vice President and Chief Financial Officer

Mr. Freeland has served as Executive Vice President and Chief Financial Officer since July 2011. Mr. Freeland is responsible for Dynegy's financial affairs, including finance and accounting, treasury, tax and banking and credit agency relationships. Prior to joining Dynegy, Mr. Freeland served as Senior Vice President, Strategy & Financial Structure of NRG Energy, Inc. from February 2009 to July 2011. Mr. Freeland served as NRG's Senior Vice President and Chief Financial Officer from February 2008 to February 2009 and its Vice President and Treasurer from April 2006 to February 2008. Prior to joining NRG, Mr. Freeland held various key financial roles within the energy sector. Mr. Freeland graduated from Sewanee, the University of the South and earned his MBA at Vanderbilt University's Owen Graduate School of Management.

2017 Proxy Statement 37

Executive Officers

Catherine C. James, 51 Served since 2011

Executive Vice President, General Counsel and Chief Compliance Officer

Ms. James has served as Executive Vice President, General Counsel and Chief Compliance Officer since September 2011. Ms. James is responsible for managing all legal affairs, including legal services supporting Dynegy's operational, commercial and corporate areas, as well as ethics and compliance. Prior to joining Dynegy, Ms. James served as General Counsel for NRG Gulf Coast and Reliant Energy in August 2011. Ms. James served as General Counsel for NRG Texas and Reliant Energy from August 2010 to August 2011 and as General Counsel for NRG Texas from November 2007 to August 2010. Prior to joining NRG Energy, Inc., Ms. James held various key legal roles at Calpine Corporation, Reliant Energy, The Coastal Corporation and Chevron. She is on the Board of Directors of New Hope Housing, an organization that provides life-stabilizing, affordable, and permanent housing with support services for people who live on limited incomes. She serves on the Board of the Friends of Fondren Library of Rice University and is a member of the Junior League of Houston. Ms. James earned a Bachelor of Arts degree from Smith College and Juris Doctor from the University of Texas School of Law.

Henry D. Jones, 56 Served since 2013

Executive Vice President and Chief Commercial Officer

Mr. Jones has served as Executive Vice President and Chief Commercial Officer since April 2013. Mr. Jones is responsible for Dynegy's commercial and asset management functions for its power generation business. In addition, Mr. Jones leads a team that develops and executes both hedging and term contracting options for the entire fleet. Prior to joining Dynegy, Mr. Jones served as Managing Director, North American Power and Gas Sales, and Origination at Deutsche Bank starting in May 2010, and managed Deutsche Bank's North American Power and Gas trading activity starting in August 2012. Prior to joining Deutsche Bank, Mr. Jones was the Chief Operating Officer and Head of Trading at EDF Trading North America from August 2009 to February 2010, Head of Electricity Trading at EDF Trading Markets Limited from August 2008 to July 2009, and Director of Renewable Fuels Trading from July 2007 to July 2008. Mr. Jones was an investor, co-founder and chairman of Renewable Fuel Supply Limited from December 2003 to July 2007. Prior to 2003, Mr. Jones served in a variety of commercial positions with several domestic and international energy companies, including AEP Energy Services Ltd. and Duke Energy Corporation. He earned his Bachelor of Science degree in Marketing and his MBA from Oklahoma State University.

38 2017 Proxy Statement

Executive Officers

Sheree M. Petrone, 60 Served since 2013

Executive Vice President, Retail

Ms. Petrone has served as our Executive Vice President, Retail since April 2015. Ms. Petrone is responsible for leading and overseeing all aspects of Dynegy's retail electric sales business, including business development, customer care and operations. Ms. Petrone also serves as President of Dynegy's retail businesses, Dynegy Retail and Homefield Energy. Ms. Petrone served as Vice President, Retail from August 2013 to April 2015. Prior to joining Dynegy in August 2013, Ms. Petrone held various senior leadership positions within Exelon Corporation from March 1999 to June 2013, including Vice President, Commercial Integration, Energy Trading & Marketing, Vice President, Fuels, Environmental Trading and Marketing, Vice President, Retail Energy Company (Exelon Energy), and Director of Finance and Planning (PECO Energy). Ms. Petrone also held business development roles with Trigen, a cogeneration project developer majority owned by Suez Lyonnaise des Eaux from May 1987 to March 1999. She received an MBA from Drexel University and holds a Bachelor of Arts degree in Chemistry and Art History from the University of Delaware. She serves as a board member for the Illinois State Chamber of Commerce, Magee Rehabilitation Hospital Foundation and the Vox Populi Artist Collective.

2017 Proxy Statement 39

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion should be read together with the compensation tables and disclosures for our named executive officers included under "Executive Compensation." The following discussion contains statements regarding future company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be considered as statements of our expectations or estimates of results or other guidance; to that end, these targets and goals will not be subject to updating.

INTRODUCTION

This section explains our executive compensation program, including philosophy, policies, practices and key compensation decisions for 2016 as it relates to our named executive officers, or Named Executive Officers. Compensation for our Named Executive Officers is further described in the Summary Compensation Tables and other compensation tables contained in this proxy statement.

2016 Named Executive Officers

Name	Title

Robert C. Flexon	President and Chief Executive Officer

Clint C. Freeland	Executive Vice President and Chief Financial Officer

Carolyn J. Burke	Executive Vice President, Strategic Development

Catherine C. James	Executive Vice President, General Counsel and Chief Compliance Officer

Henry D. Jones	Executive Vice President and Chief Commercial Officer

These Named Executive Officers, together with our other senior executives whose compensation is determined by the Compensation Committee and our Board, are referred to as our "Executive Management Team".

EXECUTIVE SUMMARY

The Compensation Committee is committed to sound compensation and corporate governance practices. It further believes the decisions regarding 2016 compensation were made to ensure continued alignment of executive compensation with the Company's results, strategic, operational and financial accomplishments and the long-term interests of our stockholders. Our STI plan is designed to reward the achievement of annual performance objectives critical to Dynegy's success. These objectives are determined annually based on an in-depth strategic planning process with the Board and the Executive Management Team and progress is reviewed frequently throughout the year.

For 2016, the objectives were categorized across five critical success factors (Capital Allocation; Operations; Safety, Environmental and Compliance; Commercial and Retail; and Regulatory) which were weighted equally for purposes of determining STI funding for the year. The Compensation Committee, and full Board, reviewed progress towards these objectives throughout the year. The Company's and Named Executive Officers' accomplishments in these areas impacted the Compensation Committee's compensation decisions and pay outcomes in 2016 as described below:

•
Based on results relative to our pre-established goals, our STI plan achieved a quantitative result equal to 97% of target.

•
While the Company met the financial guidance range for Adjusted EBITDA and Free Cash Flow, the range for both metrics was narrowed from the initial range that was established. As a result, the Compensation Committee exercised negative discretion and funded the STI program at 90%—below the quantitative result. While the Committee believed the Named Executive Officers contributed to a successful year with respect
40 2017 Proxy Statement

Compensation Discussion and Analysis

  to the accomplishments of the critical success factors that frame our STI program, the final STI award for each was made at a level below their individual targets.

•
The Compensation Committee remains committed to performance-based LTI awards, and have maintained the use of performance shares as the largest component of LTI awards for our Named Executive Officers.

•
The PSUs granted in 2013 and 2014 (covering the 2013-2016 and 2014-2016 performance periods respectively) both resulted in no payment, because the Company's total stockholder return, or TSR, performance thresholds were not achieved.

•
PSUs granted in 2016 and 2017, include a second performance metric—cumulative Free Cash Flow, or FCF. This second metric was added to enhance the line of sight for our management team, to further align pay for performance and in response to feedback we received from some of our largest stockholders.

•
Our outreach efforts with several of our largest stockholders covered updates to our strategic focus, executive compensation and overall governance practices. These discussions provided feedback, on a number of areas, in support of the overall structure of our executive compensation program, and also highlighted the need to continue to more clearly explain the link between our business results with executive compensation decisions. The Compensation Committee remains committed to ongoing stockholder outreach and to making changes to our compensation program as appropriate.

BUSINESS STRATEGY AND COMPANY PERFORMANCE

The Compensation Committee believes that our compensation plans and policies are well-designed and structured to ensure that the compensation of our Named Executive Officers supports our compensation philosophy and objectives, which focus on pay for performance, alignment with stockholder value and market competiveness. This is especially important as the Compensation Committee balances executive compensation decisions that reward performance, while recognizing the challenges stockholders in the Independent Power Producer, or IPP, industry have faced.

During 2016, we proactively managed aspects of our business that were within our direct control, including capital allocation, cost management, operations, and portfolio management, and took an active and vocal leadership role on the regulatory front at the state and national level. The Company also took important strategic actions to further position itself for long-term success, including completing the Engie Acquisition in early 2017. Dynegy now has 31,400 megawatts of generating facilities across 12 states and has expanded into the ERCOT market. This and other efforts have created the most efficient, lowest-cost platform in the IPP industry. Other notable highlights from the past year include:

•
Achieved $1 billion in Adjusted EBITDA in 2016 with 76% of that total coming from our gas fleet.

•
Completed the Genco subsidiary financial restructuring, eliminating $825 million of unsecured Genco bonds.

•
Repriced the $2 billion Engie Acquisition term loan, resulting in approximately $100 million in interest savings over the next seven years.

•
Continued improvements in safety, with our gas-fired facilities continuing to perform in the top decile for Total Recordable Incident rates, our coal-fired facilities improving by 25%, and as of year-end 2016, 70% of our plants (pre-Engie) have either attained the OSHA VPP certification or are working through the VPP evaluation and application process.

•
Strong reliability performance across the portfolio including setting new production records at four of our six Combined Cycle Gas Turbine facilities in the PJM market.

•
Our self-improvement program, PRIDE (Producing Results through Innovation by Dynegy Employees) exceeded the pre-established targets set for 2016, achieving $422 million in balance sheet improvements and $150 million in EBITDA enhancements.
2017 Proxy Statement 41

Compensation Discussion and Analysis

Going Forward Strategy

Despite these strategic, operational and financial achievements, we recognize the need to create and refine our portfolio to be comprised of long-lived efficient assets, advocate for competitive markets that are free of subsidies that distort proper price formation and to strengthen our balance sheet all of which are aimed at driving stockholder value in the ongoing difficult commodity environment. To this end, on February 23, 2017 we announced an agreement to sell two peaking facilities that will provide nearly $500 million in proceeds that will be used for debt reduction.

SUMMARY OF THE KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

We Do...	We Do Not...

✓

Pay for Performance using a compensation structure that includes performance-based annual and LTI awards that are aligned with stockholder interests

✓

Provide LTI awards that are substantially performance-based and include Performance Share Units

✓

Have change in control benefits that are subject to "double trigger" provisions, requiring both the occurrence of a change in control event and an involuntary termination

✓

Maintain stock ownership requirements for all officers that require attainment of ownership levels before equity transactions can occur

✓

Have a claw-back mechanism in place for incentive awards

✓

Establish a performance-based bonus pool

✓

Outreach with our largest stockholders to seek input on executive compensation programs

✓

Have an independent compensation consultant that reports directly to the Compensation Committee

✓

Conduct an annual risk assessment to ensure that the structure and design of our incentive compensation programs are not reasonably likely to result in excessive risk-taking that could have a material adverse impact on the Company

×

Offer supplemental executive retirement plan benefits

×

Engage in option backdating or re-pricing

×

Permit hedging or pledging of Company Stock by Directors or Officers

×

Provide excise tax assistance upon a change in control

×

Provide any material perquisites to executives, other than reimbursement for financial planning and tax advice

×

Have employment agreements for our Named Executive Officers, other than for our CEO

×

Encourage excessive risk or inappropriate risk taking though our incentive programs; our plans focus on aligning our compensation policies with the long-term interests of our stockholders

×

Guarantee bonuses

PAY FOR PERFORMANCE AND REALIZABLE PAY

Pay for Performance

The total compensation for each Named Executive Officer provides reasonable upside potential based on performance as well as risk of no payment when performance objectives are not achieved. Our compensation structure includes a competitive base salary and performance based STI and LTI awards that are aligned with stockholder interests.

42 2017 Proxy Statement

Compensation Discussion and Analysis

For 2016, the mix of pay across base salary, STI, and LTI for the CEO and the other Named Executive Officers was heavily weighted towards at-risk pay. As the two charts below illustrate a total of 86% of total compensation allocated to Mr. Flexon, and 72% of the total compensation allocated to the other NEOs, was at-risk.

CEO Total 2016 Compensation	All Other NEOs Total 2016 Compensation

Reported and Realizable Pay

The transformation of our portfolio began in 2013 with the acquisition of Ameren Energy Resources and has been accelerated with the completion of the Engie Acquisition in early 2017. During the latter half of this time period, we have seen the continuation of a low commodity price environment, significant shifts in the regulatory environment and a change in the stock price valuation for companies in the IPP sector. Over the course of this time period, the Compensation Committee has sought to structure our executive compensation programs to reward our Named Executive Officers for the accomplishment of strategic and annual business objectives, while demonstrating alignment with sustainable long-term stockholder value.

Reported Pay.    In the first quarter of each year, the Compensation Committee establishes the annual compensation opportunities for the Named Executives. Decisions regarding base salary, STI targets and LTI awards are based on competitive pay levels and practices, Dynegy's prior year performance, the executives' individual performance, and progress on the execution of the Company's strategic plan. Since our emergence from bankruptcy in 2012, Dynegy has made significant progress in enhancing the Company's ability to generate long-term value for stockholders. The impact of acquisitions and other portfolio management decisions, cost reduction efforts, the realization of operational efficiencies and other actions within management's control has positioned the Company for future success. Chart 1 illustrates the nearly 4.5X growth in Adjusted EBITDA(1) and generation capacity since 2013. In recognition of these results, during this time period the Compensation Committee has made moderate increases to Mr. Flexon's annual total compensation (excluding the one-time equity grant made in May 2015 in connection with execution of his amended employment contract), as shown in Chart 2.

(1)
We define Adjusted EBITDA as EBITDA adjusted to exclude (i) gains or losses on the sale of certain assets, (ii) the impacts of mark-to-market changes on derivatives related to our generation portfolio, as well as interest rate swaps and warrants, (iii) the impact of impairment charges and certain other costs such as those associated with the acquisitions, (iv) other material items. Beginning in 2016, Adjusted EBITDA also excludes non-cash compensation expense
2017 Proxy Statement 43

Compensation Discussion and Analysis

Chart 1 - Growth in Generation Capacity and Adjusted EBITDA	Chart 2 - 2013-2016—Reported CEO Compensation

Realizable Pay.    The Compensation Committee believes that both the mix and design of LTI award vehicles delivered to the Named Executive Officers establish strong alignment with stockholders, as such awards are working as intended. Specifically measured as of December 31, 2016, the average realizable value of these awards is approximately 40% of their reported value.

Grant Value of LTI Previously Awarded to the CEO vs. Realizable Value (as of Dec 31, 2016)	Average Grant Value of LTI Previously Awarded to the other NEO vs. Realizable Value (as of Dec 31, 2016)

  Note: Realizable Pay is defined using the following assumptions:

  (1)
  Dynegy closing stock price of $8.46 as of December 31, 2016.

  (2)
  2013 & 2014 PSUs resulted in no payment.

  (3)
  Assumes 2015 and 2016 PSUs vest at target

  (4)
  Chart 1 Includes one-time RSU grant to Mr. Flexon in May 2015 in connection with the renewal of his employment agreement.

In addition to annual LTI award grants, since 2013 Mr. Flexon has purchased an aggregate of 98,500 shares with a purchase price range of $7.62 to $32.48. The value of this personal investment in the Company is significant, and has also realized a notable decline in value.

(2)
Adjusted EBITDA is a non-GAAP measure please see our SEC filings on www.dynegy.com for reconciliations to the most directly comparable GAAP financial measure.
44 2017 Proxy Statement

Compensation Discussion and Analysis

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Philosophy and Objectives of our Executive Compensation Programs

The executive compensation program, administered by the Compensation Committee, is designed to attract, motivate and retain a highly qualified Executive Management Team capable of effectively managing and growing our business. Our executive compensation program reflects a fundamental belief that rewards should be competitive, both in elements and amount, with the broad labor market in which we compete for executive talent and commensurate with the Company and the individual executive's performance. The primary objectives of our executive compensation program are:

•
Pay for Performance—Our total compensation for each individual provides reasonable upside potential for exceptional performance; as well as risk of no payment, with respect to incentive compensation, when performance objectives are not achieved. Our variable pay programs are designed as forward-looking incentives that reflect individual and corporate performance during the year under review.

•
Alignment with Stockholder Value—Our LTI awards encourage share price improvement and a strong link to stockholder interests. Our compensation programs are designed and administered to maximize stockholder value.

•
Market Competiveness—Our overall compensation strategy recognizes that attraction and retention of key talent is critical through a market competitive pay program is necessary to the attainment of our stated business goals and objectives and to the creation of value for our stockholders.

The Compensation Committee considers these objectives in making decisions regarding the design of our executive compensation program, as well as the level and structure of pay for our Named Executive Officers.

Elements of our Executive Compensation Program

The Compensation Committee strives to promote a pay for performance culture. The executive compensation program was designed to incorporate three primary elements: base salary, STI, and LTI awards.

Element	Key Characteristics	Pay at Risk

Base Salary	• Reflects each Named Executive Officer's scope, experience, qualifications, and impact on the Company's business results	No

Short-Term Incentive Awards

•

Designed to motivate the achievement of short-term business results critical to our success and achievement of long-term value creation for our stockholders

•

Based on annual performance against specific identified financial, strategic, and operational goals

Yes; payout is based on achievement of pre-established company goals and individual performance factors; no payout occurs if threshold performance goals are not achieved

2017 Proxy Statement 45

Compensation Discussion and Analysis

Element	Key Characteristics	Pay at Risk

Long-Term Incentive Awards

•

Structured to achieve multiple objectives, including the attraction and retention of executive talent, alignment of executives' financial interests with the interests of stockholders; and rewarding the achievement of long-term strategic performance

•

Delivered through a mix of award vehicles:

Yes; payout strongly linked to Dynegy's stock price performance; Decline in stock price will reduce the value of LTI awards and an increase in stock price will enhance the value of LTI awards

Performance Share Units

•

Largest portion of total LTI mix

•

Performance measured over a 3-year period, across two metrics:

•

50% based on TSR relative to peers

•

50% based on Dynegy's cumulative FCF(3)

•

Award payouts are capped if Dynegy's absolute TSR is negative

Yes; value linked to Dynegy's TSR relative to peers and FCF

Restricted Stock Units	• Subject to three-year vesting	Yes, value linked to Dynegy's stock price

Stock Options	• Subject to three-year vesting	Yes, value present only when Dynegy's stock price increases above the strike price (stock price on the day of grant)

Peer Group and Benchmarking

The Compensation Committee uses compensation benchmarking data to provide a competitive market context to its decisions regarding compensation for the Named Executive Officers. To assist the Compensation Committee with setting 2016 target compensation levels, Meridian prepared a benchmarking review to assess the competitiveness of each element of compensation for the Named Executive Officers, and to provide information regarding incentive plan designs and pay practices within the energy industry.

The Compensation Committee reviewed and discussed the benchmarking data and used it to inform its compensation decisions. The Compensation Committee believes the combination of these two data perspectives offers an appropriate and credible basis for benchmarking the compensation of the Named Executive Officers. The Committee will continue to evaluate this approach and available data sources, and make changes as appropriate.

The benchmarking approach for the 2016-2017 benchmarking cycle uses two sources of market data to assess the competitiveness of Dynegy's executive compensation program—information contained in the public disclosures of a selected group of peer companies, and data from the 2016 Equilar Executive Compensation Survey database.

Selection of the peer companies presents certain challenges due to the limited number of directly comparable companies. Dynegy operates in competitive wholesale and retail markets as an IPP. Given the relatively small number of direct competitors the Committee has expanded the peer group to include companies from three segments of the power generation industry—publicly traded independent power producers, electric utilities and multi-utilities who both possess competitive power generation operations—to provide a more robust and statistically significant peer group. Specific factors considered in selection of the peer group include:

•
Financial and Operational Metrics—assets, revenues, market capitalization, enterprise value;

•
Operational Scope—merchant generation capacity, industry segment, commercial, retail and commodity focus;

(3)
We defined Free Cash Flow for 2016 as cash flow from operations less non-discretionary maintenance and environmental capital expenditures, the cash impact of acquisition-related fees and financing costs plus the return of restricted cash. Free Cash Flow also includes receipts or payments related to interest rate swaps and excludes the impact of changes in collateral and working capital; and excludes certain capital costs related to compliance with environmental requirements.
46 2017 Proxy Statement

Compensation Discussion and Analysis

•
Market-Based Factors—labor market requirements (e.g., finance, operations, commercial), competition for executive talent, comparability of pay data; and

•
External stockholder and governance evaluations of Dynegy's pay levels and practices.

The resulting selection of peer companies attempts to balance the above considerations with the need to identify companies that similarly face the unique challenges of the power generation market. The 2016 peer group consists of ten companies, plus Dynegy, that operate merchant power businesses, with revenues ranging from $1.4 billion to $28.6 billion (median revenues of $10.2 billion).

Peer Companies

IPPs	Electric Utilities	Multi-Utilities

• AES Corporation	• Entergy Corporation	• Public Service Enterprise Group Inc.
• Calpine Corporation	• Exelon Corporation
• Capital Power Corporation	• First Energy Corporation
• NRG Energy Inc.
• Talen Energy
• TransAlta Corporation

Unique Nature of Company's Peer Group.    In 2016, five companies were removed from the peer group due to their divestment and/or limited merchant generation assets (DTE Energy, Sempra Energy, Dominion Resources, NextEra Energy and PPL Corporation), while three firms were added (Capital Power Corporation, Talen Energy, and TransAlta Corporation). These changes were intended to further refine the benchmarking group, however our peer group is still comprised of companies that vary with respect to their core business model. The IPP peers operate portfolios that generate power in competitive, deregulated markets, while the utility peer companies operate portfolios that are also supported by a regulated rate base. Additionally, the increase in state regulatory actions, that in some instances have resulted in out-of-market subsidies for utility-owned generation facilities, have further contributed to uneven competitive landscape across the companies that comprise our peer group. We will continue to balance the desire to have a meaningfully-sized peer group that includes companies outside of the core IPP sector with the reality that the market challenges and investor valuation of our IPP peers is becoming increasingly different than our electric utility and multi-utility peers.

Review of Compensation Data.    The Compensation Committee reviews benchmark compensation data for the Named Executive Officers, based on position matches developed from analyses of publicly-disclosed data from the peer group companies and supplemental benchmark data derived from the Equilar Executive Compensation Survey. This survey analysis included data from a cut of 32 energy industry companies with median revenues of $6.6 billion and a cut of 187 general industry companies with median revenues of $4.7 billion. A listing of the companies included in the survey data is provided in the table in Annex A.

The Compensation Committee does not target specific percentiles within the benchmark data provided by these sources when making compensation decisions. Rather, the Compensation Committee determines the appropriate competitive positioning for each Named Executive Officer based on a variety of factors including market data, individual expertise and individual performance and corporate performance.

Stockholder Outreach and Say on Pay Results

Dynegy has maintained regular, year-round engagement with our largest stockholders through investor relations activities involving several members of our executive management team. These activities include quarterly earnings calls, conferences, face-to-face visits and other communication channels. Over the past several years we have expanded these outreach efforts to include specific dialogue with respect to our executive compensation program, disclosure practices, strategic focus and corporate governance. The primary participants in these discussions include our Compensation Committee Chair, our Chief Administrative Officer and members of our Human Resources, Legal and Investor Relations teams.

2017 Proxy Statement 47

Compensation Discussion and Analysis

While we have always valued the opportunity to engage with our stockholders, these discussions took on an added importance this year given our lower than expected Say on Pay vote results in 2016. Following several years of stockholder support in the 95% to 99% range, approximately 75% of our stockholders represented in person (through internet access) or by proxy, voted to approve our 2016 "Say on Pay" proposal. Based on these results, the Compensation Committee felt it was important to gather feedback and suggestions directly from our stockholders.

During this outreach effort, we took the opportunity to provide insight into the Company's strategic focus and an overview of our governance and executive compensation practices. We sought feedback from these stockholders and received many positive comments about our practices and disclosures. We also received a number of recommendations, including the need to further explain the link between executive compensation decisions and business results. We focused on such disclosures and have incorporated a number of suggested changes herein.

All in all, the Compensation Committee strongly believes that the executive compensation program effectively aligns the interests of the Named Executive Officers with those of our stockholders. However, the Compensation Committee will continue to solicit and consider the feedback provided by our stockholders when making future compensation decisions.

2016 COMPENSATION

Base Salary

The Compensation Committee considers job responsibilities, external benchmark data, internal pay equity, and individual performance to determine the level of base salary for each Named Executive Officer. In early 2016, the Compensation Committee reviewed these factors and base salaries for the Named Executive Officers and approved increases as indicated below:

Named Executive Officer	2015 Base Salary	2016 Base Salary	Percentage Increase

Robert Flexon	$1,100,000	$1,200,000	9%

Clint Freeland	$570,000	$587,000	3%

Carolyn Burke	$515,000	$530,000	3%

Catherine James	$510,000	$525,000	3%

Henry Jones	$510,000	$527,100	3%

The Compensation Committee recommended increases for Mr. Freeland, Ms. Burke, Ms. James, and Mr. Jones consistent with the merit adjustment budget that was provided to non-represented employees and is comparable to the peer market levels relative to their individual performance. The Compensation Committee sought to adjust Mr. Flexon's salary upward in the competitive benchmark range commensurate with his experience and performance in leading the organization since 2011 and as such recommended a base salary adjustment, which was subsequently approved by the full Board.

Short-term Incentive (STI) Plan

The Dynegy Inc. Incentive Compensation Plan, or STI Plan, serves as a variable, at-risk mechanism to reward our Named Executive Officers and other eligible employees for the achievement of annual performance objectives critical to our success. The STI Plan contains a number of components established to emphasize pay for performance by providing cash awards for the achievement of pre-determined levels of Company performance. Annual STI awards are paid from a performance-based bonus pool designed to fund STI awards paid to our Named Executive Officers and other executives as determined through the STI Plan, and to allow for full tax deductibility of such STI awards.

48 2017 Proxy Statement

Compensation Discussion and Analysis

Individual STI Targets.    The STI target bonus opportunities for each Named Executive Officer's position were set at the time of their employment with Dynegy; however, the Compensation Committee, in conjunction with Meridian, reviews the STI targets each year for competitive alignment. For 2016, the STI target for Mr. Flexon was increased from 110% to 125%, to better position his target cash compensation with those of the other CEO's in the peer group. The Compensation Committee believes the target STI opportunities for the remaining Named Executive Officers are appropriately positioned relative to competitive benchmark levels and remain unchanged. The 2016 STI targets for each of the Named Executive Officers, expressed as a percentage of base salary, are as follows:

Named Executive Officer	Target STI Opportunity (percent of base pay)

Robert Flexon	125%

Clint Freeland	75%

Carolyn Burke	75%

Catherine James	75%

Henry Jones	75%

The design of the STI Plan provides each of our Named Executive Officers with the opportunity to earn up to a maximum of 200% of their individual STI target, based on the Company's performance relative to pre-established performance components and levels of achievement.

How STI Objectives are Established.    Each year, the Board, the Executive Management Team, and internal and external subject matter experts convene to review, discuss and determine the five-year strategic plan. The key priorities required to accomplish our strategic plan form the basis for our annual business objectives. These objectives represent the specific financial, strategic and operational goals that will enable us to meet our strategic objectives and the organizational performance required to ultimately create stockholder value. Each of the Critical Success Factors is weighted, and performance is measured against year-end performance to determine the overall funding for the STI program.

For 2016, five critical success factors were identified in the strategic plan (see table below). In most cases, such as most of the goals under Capital Allocation, Commercial & Retail and Operations, performance levels included quantifiable performance metrics. In other cases, such as the objectives under Regulatory, more subjective performance measures were established. However, across all of these areas, we established specific metrics that defined threshold, target and maximum performance levels at the start of the year.

Critical Success Factors	Weighting

Safety, Environmental & Compliance	20%

Operations	20%

Commercial & Retail	20%

Regulatory	20%

Capital Allocation	20%

Throughout the year, the Compensation Committee is provided with updates on progress against these objectives. At the end of the year the Compensation Committee reviews final progress and determines the funding percentage based on these results.

STI Program Funding.    In order for our annual STI Plan to be funded at any performance level, a minimum level of performance must be first achieved. In the first quarter of each year, the Compensation Committee establishes this "funding gate" based on a key financial performance metric. If this funding gate metric is not achieved, the STI program will not be funded, resulting in no STI payout to any employee, including our Named Executive Officers. For 2016, the Compensation Committee approved the funding gate of $100 million of FCF.

2017 Proxy Statement 49

Compensation Discussion and Analysis

2016 STI Results.    In March 2017, the Compensation Committee determined that the 2016 funding gate had been successfully achieved. The Compensation Committee reviewed the Company's performance relative to the 2016 Critical Success Factors and certified the quantitative result as 97.3% of target. The performance results relative to the Critical Success Factors are summarized below:

Capital Allocation			Weight	Achievement

	✘	Adjusted EBITDA—$1,007MM (above public guidance range but below threshold of $1,100 MM set for STI program)		0%
Financial Metrics	✘	FCF(2)—$263 MM (above public guidance range but below threshold of $300MM set for STI program)	70%	0%
	✔	Retail EBITDA—Retail contribution 60% above pre-determined max performance		200%
PRIDE EBITDA	✔	$149MM (exceeded $145MM maximum performance level)
			10%	200%
Balance Sheet	✔	$438MM (exceeded $220MM maximum performance level)
Capital Allocation Program	✔	Structured Engie Acquisition and executed related financing; executed up-sized unsecured notes offering; completed Genco restructuring on eliminating $825MM of unsecured Genco bonds	20%	200%

Regulatory			Weight	Achievement

Ohio/PJM	✔	Dynegy lead efforts to defend competitive landscape and consumers against proposed out-of-market PPAs	30%	200%
Illinois/MISO	✔	Actively worked with the IMM and MISO on proposals to address Zone 4 construct	40%	25%
IPH	✔	Motion to terminate IPH variance granted in September 2016	30%	150%

Commercial			Weight	Achievement

Capacity Sales	✔	Exceeded max performance in MISO (200%); below threshold results in PJM and NE-ISO (0%); weighted 60/20/20 based on percentage of total target sales	60%	125%
Uprates & Development	✔	182MW of PJM uprates online; 284MW offered into 2020/2021 BRA; transmission service request submitted for 108 MW in PJM	20%	200%
Retail Ops	✔	Below target results on volume goal (0%); broker portal completed (100%)	20%	25%

Operations			Weight	Achievement

Coal Segment Reliability	✔	MISO at target (100%); IPH near max (175%); PJM Operated plants slightly below target (75%); PJM Non-Operated below threshold (0%)	40%	100%
Gas Segment Reliability	✔	Combined Cycle IMA between Threshold and Target performance level (75%); Starting reliability above target (150%); weighted 75/25	40%	100%
Environmental Performance—Coal	✔	Total of 4 NOVs across entire coal fleet	10%	100%
Environmental Performance—Gas	✔	Total 2 NOVs across entire gas fleet	10%	200%

Safety, Environmental & Compliance			Weight	Achievement

Safety Recordables	✘	Below threshold (25 safety recordables) performance	40%	0%
Environmental	✔	Audits completed and closed (200%); No uprate permit construction delays (100%)	20%	150%
CCR Rule Perf	✔	No remediation spend required at Coffeen, Kincaid, and Newton; Closure permit for Baldwin received and physical closure to start in 2017; Joppa mitigation completed on time and under budget	20%	100%
Outages and Ops Support	✔	Major outages completed within +5% of scheduled time and budget (100%); Catalyst, Water Chem, HRSG programs completed and rolled out; Heat Rate effort completed 1Q 2017 (100%); weighted equally	10%	100%
Coal Combustion By-Products	✔	Achieved target CCB re-use for DYN operated plants (70.5%); JOU CCB re-use below threshold (75/25 weighting)	10%	75%

50 2017 Proxy Statement

Compensation Discussion and Analysis

The Compensation Committee carefully reviewed the attainment level for each of the Critical Success Factors. Additionally, the actual performance and calculations were reviewed and confirmed by the Company's Internal Audit team. Mr. Flexon recommended, and the Compensation Committee and Board agreed, that the actual funding for 2016 should be lowered to reflect the Company's decision to narrow the 2016 guidance range for Adjusted EBITDA and FCF. In consideration of these factors, the Compensation Committee exercised negative discretion to set the 2016 funding at 90% of target, which was below the 97.3% quantitative STI performance result.

Critical Success Factors	Target Weighting	Actual Achievement	Weighted Performance Factor

Safety, Environmental & Compliance	20%	67.5%	13.5%

Operations	20%	110.0%	22.0%

Commercial & Retail	20%	120.0%	24.0%

Regulatory	20%	115.0%	23.0%

Capital Allocation	20%	74.0%	14.8%

Total Achievement Result			97.3%

Compensation Committee Negative Discretion Adjustment			(7.3%)

Actual STI Funding			90%

Approved 2016 STI Awards.    In March 2017, the Compensation approved the following STI awards for our Named Executive Officers. The awards for Mr. Freeland, Ms. Burke, Ms. James and Mr. Jones were recommended by Mr. Flexon and reviewed and approved by the Compensation Committee. The award levels reflect the contributions each made relative to the 2016 Critical Success Factors and assessment of their individual performance during the year. Mr. Flexon's award was recommended by the Compensation Committee and approved by the full Board. All awards for the Named Executive Officers were below target and the quantitative result. The Compensation Committee and Board's review of individual performance and contributions resulted in final payouts above the 90% funding percentage.

Named Executive Officer	STI Target %	STI Target $	2016 STI Funding (based on Performance Achievement Percentage of 97.3%)	Actual 2016 STI Award Value	2016 STI Award as a Percentage of Target

Robert Flexon	125%	$1,475,962	$1,436,111	$1,357,884	92%

Clint Freeland	75%	$437,799	$425,978	$400,000	91%

Carolyn Burke	75%	$395,337	$384,663	$370,000	94%

Catherine James	75%	$391,587	$381,014	$365,000	93%

Henry Jones	75%	$392,859	$382,252	$360,000	92%

Robert Flexon:

As Chief Executive Officer, Mr. Flexon led the organization through its efforts to grow the business in what we believe are the most attractive competitive markets. Additional accomplishments in 2016 included:

•
Navigated the Company through further expansion of its wholesale asset portfolio by acquiring the Engie portfolio. This addition, of virtually all gas-fired assets located in PJM and ISO-NE, also provided our entry into ERCOT. Under Mr. Flexon's leadership, the Genco restructuring eliminated over $600+ million of Genco
2017 Proxy Statement 51

Compensation Discussion and Analysis

  debt. Further, the termination of the IPH environmental variance eliminated $200 million in near term capital spend.

•
Continued to drive the Company's environmental stewardship including achieving over 70% of all coal ash recycled in 2016.

•
Recognized as a vocal and visible leader in the IPP industry in communicating, defending, and advocating the benefits of a competitive marketplace.

•
Continued efforts to sustain a collaborative, responsive, and transparent culture and continued active and visible leadership in managing critical internal initiatives such as our very successful PRIDE program.

Clint Freeland:

As EVP and Chief Financial Officer, Mr. Freeland leads the finance organization, which had an excellent year in 2016, which included:

•
Successfully led the Engie Acquisition financing which included the buyout of limited liability company interests held by Energy Capital Partners (ECP Buyout).

•
Orchestrated active financial management of IPH liquidity and participated in Genco restructuring.

•
Secured the financing of $750 million in unsecured notes to fund the ECP Buyout while also extending existing debt maturities and improving the Company's financial flexibility.

•
Maintained a strong internal financial control environment.

Carolyn Burke:

As EVP, Strategic Development, Ms. Burke leads the Company's strategic planning activities. She has also served as the Chief Integration Officer since October 2014 with overall responsibility for leading integration management for all acquisitions, including our recent acquisition of Engie's US fossil portfolio. Other accomplishments included:

•
Developed the integration plan for the Engie Acquisition and executed the plan to achieve and exceed the targeted synergies while successfully leading the combined organizations in effective change management.

•
Steadfast leadership in the development of a culture of well-coordinated project management, which supported the successful completion of several key initiatives across the organization.

•
Executed the plan to identify and divest assets, including the recently announced transaction to sell two peaking facilities, to enhance liquidity and meet the Company's de-leveraging goals.

•
In her prior role as head of our Safety, Environmental and Compliance support functions (a role she held from January to October 2016), she actively managed the efforts related to our environmental compliance spending and the marketing of 70% of all coal combustion byproducts material for reuse.

Catherine James:

As EVP, General Counsel and Chief Compliance Officer, Ms. James leads the Company's legal team that played a key role in 2016, navigating the organization through a number of challenging and complex matters, which included:

•
Engineered due diligence, regulatory approval, including the recommended response that successfully satisfied FERC market power mitigation requirement, and all legal efforts related to the Engie Acquisition.

•
Managed FERC Audit and inquiry to successful conclusions.

•
Critical team member in Genco negotiations, Restructuring Support Agreement and Genco Chapter 11 filing, which resulted in the elimination of $825 million of unsecured Genco bonds. This simplified Dynegy's capital and organizational structure and situated the Genco plants in a stronger competitive position.
52 2017 Proxy Statement

Compensation Discussion and Analysis

Hank Jones:

As EVP and Chief Commercial Officer, Mr. Jones oversaw significant improvements in the organization in 2016. Specific achievements included:

•
Successfully executed commercial hedging strategies focusing on risk mitigation and preserving potential upside.

•
Led the team responsible of successfully developing and completing the installation of nearly 200 MW of advanced gas path capacity uprates at five plants.

•
Strong PRIDE contributions through renegotiated rail transport and pipeline transportation contracts, reductions in coal inventory and logistics management.

Long-term Incentive Awards

Our LTI awards focus on the attainment of long-term performance goals and objectives, which are deemed instrumental in creating value for stockholders and supporting retention incentives for our executives. The Compensation Committee reviews the LTI targets each year for competitive alignment. The Compensation Committee also reviews market trends related to the award mix and determines the appropriate mix of equity instruments considering market benchmark data.

The Compensation Committee has strived to provide our Named Executive Officers with a balanced mix of LTI instruments during each annual grant. The Compensation Committee continued to support the use of PSUs in 2016 and still believes that the use of stock options and RSUs provide incentives that are aligned with stockholder interest and provide the necessary retention incentives for our Named Executive Officers.

In March 2016, the Compensation Committee approved the following mix and grant of LTI awards: 35% RSUs, 25% stock options, and 40% PSUs. The awards for Mr. Freeland, Ms. Burke, Ms. James and Mr. Jones were recommended by Mr. Flexon and reviewed and approved by the Compensation Committee. The award levels reflect the contributions each have made and Mr. Flexon's and the Compensation Committee's desire to both retain each Named Executive Officer and ensure continued alignment with long-term stockholders' interests. Mr. Flexon's award was recommended by the Compensation Committee and approved by the full Board. In determining the award level, the Committee took into account Mr. Flexon's efforts and contributions in leading the Company, successful execution on critical objectives and the importance of retaining him.

The table below illustrates the 2016 LTI award grant value for each of the Named Executive Officers.

Named Executive Officer	Target Grant Value of 2016 Long-term Incentive Award(1)	Stock Option Value	Restricted Stock Unit Value	Performance Share Unit Target Value

Robert Flexon	$5,450,000	$1,362,500	$1,907,500	$2,180,000

Clint Freeland	$1,027,250	$256,813	$359,537	$410,900

Carolyn Burke	$927,500	$231,875	$324,625	$371,000

Catherine James	$918,750	$229,688	$321,562	$367,500

Henry Jones	$1,054,200	$263,550	$368,970	$421,680

(1)
Note that the actual amount realized under these LTI awards may materially differ from the grant values shown in the chart above.

Performance Share Units.    The PSUs granted in 2016 may be earned over a three-year performance period starting on January 1, 2016 based on our performance across two important metrics: 1) our TSR relative to a selected group of energy industry peer companies, and 2) cumulative FCF relative to pre-established goals. TSR was selected as it aligns with the long-term interests of our stockholders. While there are differences in the business model of the companies included our peer group, specifically the inclusion of companies that also operate electric utility portfolios that receive a guaranteed rate of return, the peer companies selected for TSR

2017 Proxy Statement 53

Compensation Discussion and Analysis

are the same as disclosed under the prior "Peer Group and Benchmarking" section. FCF was added as a second metric in 2016, as it represents a critical measure used by our stockholders to assess the strength of our business and success of our strategic efforts. The number of PSUs granted to each Named Executive Officer was based on the PSU Target Value shown above divided by the closing stock price of our common stock on the day of grant. Each PSU corresponds in value to a single share of our common stock.

Set forth below are the key provisions of PSUs granted to our Named Executive Officers in 2016.

PSUs	• 50% relative TSR vs. peer group companies • 50% cumulative FCF vs. goals forecast captured in Strategic Plan

Payout

•

Dynegy 3-year Cumulative TSR percentile ranking and cumulative FCF calculated at the end of the performance period and applied to a pre-established payout scale to determine the number of earned/vested PSUs

•

Payout opportunity of 0-200% of granted PSUs at target

•

Earned PSUs are intended to be settled in shares

Calculation

•

TSR calculated using an average stock price at the beginning and end of the performance period

•

20-day average stock price calculation will be based on a period that is +/- 10 days around the measurement dates

•

If absolute TSR is negative, the PSU award will be capped at 100% of the target number of PSUs granted, regardless of relative TSR positioning

•

Cumulative FCF adjusted, among other items, to account for acquisitions and divestitures (see definition of FCF)

Percentile Rank Relative TSR	Payout % of Target (# of Shares)

90th percentile +	200%

75th percentile	175%

50th percentile	100%

25th percentile	50%

<25th percentile	0%

Restricted Stock Units.    The number of RSUs granted to each Named Executive Officer was based on the RSU Value shown above divided by the closing stock price of our common stock on the day of grant. Each RSU corresponds in value to a single share of our common stock. RSU awards will vest in three equal annual installments starting on the first anniversary of the award's grant date. On each vesting date, the number of RSUs that vest will be settled and paid in a corresponding number of shares of our common stock.

Stock Options.    The number of stock options granted to each Named Executive Officer was based on the Stock Option Value shown above divided by the Black Scholes value of a single option determined on the day of grant. Stock options granted to each Named Executive Officer allows for the purchase of a fixed number of shares of our common stock at a fixed price (i.e., exercise price) over a ten-year period. The exercise price is set at the closing price of a share of our common stock on the date of grant. The stock options vest in three equal annual installments, on the anniversary date of the grant, over the three-year vesting period.

Retirement Benefit Plans

Our Named Executive Officers, similar to all employees, participate in our two qualified retirement plans: the Dynegy Inc. 401(k) Plan and the Dynegy Inc. Retirement Plan. The Dynegy 401(k) Plan provides for a dollar-for-dollar match for each dollar contributed (on a pre-tax basis) up to 5% of salary (with such elective contributions capped at $18,000 for 2016). Our matching contributions to the Dynegy 401(k) Plan vest at a rate of 50% per year of service.

54 2017 Proxy Statement

Compensation Discussion and Analysis

The Dynegy Inc. Retirement Plan provides a monthly benefit at retirement. The amount of the retirement benefit is based, in part, on amounts contributed by the Company to each participant's retirement account. The contribution rate is equal to 6% of a participant's salary (with such salary capped at $265,000 for plan purposes for 2016).

Our Named Executive Officers are all fully vested in the 401(k) and Retirement Plans and do not participate in any supplemental executive retirement plans.

Executive Perquisites

For 2016, each Named Executive Officer is eligible to receive an annual reimbursement for reasonable costs incurred for individual tax and financial planning advice up to $10,000. The total value of perquisites for each of our Named Executive Officers represents less than 1% of their total compensation in 2016. On an annual basis, the Compensation Committee reviews executive perquisites.

Executive Agreements

Mr. Flexon is the sole Named Executive Officer who has an employment agreement with the Company. The remaining Named Executive Officers are covered under Executive Participation Agreements, which replaced these executive officers employment agreements. These agreements provide a specific level of participation under our executive Severance and Change in Control Plans, which can't be modified without consent from each individual Named Executive Officer.

Severance and Change in Control

We maintain a Severance Pay Plan under which specified payments and benefits would be provided to the Named Executive Officers in connection with a change in control. The Severance Pay Plan provides for payment of certain severance benefits in the event of a termination. The change in control severance benefits for our Named Executive Officers include a "double trigger" provision required to receive any severance payment. We believe these arrangements are important competitive benefits that assist in the attraction and retention of critical talent. Please read "Executive Compensation—Potential Payments Upon Termination or Change in Control" for further details on our Severance Pay Plan.

GOVERNANCE OF OUR EXECUTIVE COMPENSATION PRACTICES

Role of Compensation Committee

The Compensation Committee has overall responsibility for reviewing and approving the principal terms of any employment, change of control, severance, or other like agreement between the Company and its executive officers. The Compensation Committee established the overall compensation strategy and reviews such strategy at least annually for alignment with our business strategy and with similar programs offered by our competitors to ensure compensation arrangements are designed to provide incentives that are consistent with our stakeholders of the Company but do not encourage senior executives to take excessive risks that threaten the value of the Company.

Role of Compensation Consultant

As set forth in its charter, the Compensation Committee has the authority to retain or obtain the advice of a compensation consultant, and shall be directly responsible for the appointment, compensation and oversight of the work of the consultant. Since 2012, the Compensation Committee has retained Meridian as its independent advisor. Meridian is an independent compensation consulting firm and does not provide any other services to the Company outside of matters pertaining to executive and director compensation and related corporate governance matters. Meridian reports directly to the Compensation Committee, which is the sole party responsible for determining the scope of services performed by Meridian, the directions given to Meridian regarding the performance of those services, and the approval of the payment of invoices for those

2017 Proxy Statement 55

Compensation Discussion and Analysis

services. The Compensation Committee utilized Meridian in 2016 to provide information, analyses, and advice regarding executive compensation matters.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2016 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the applicable rules adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. In making this assessment, the Compensation Committee also considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

Stock Ownership Guidelines

We have established Stock Ownership Guidelines for officers to provide further alignment of interests among our executive officers and our stockholders. These guidelines are mandatory for all members of the executive management team and other officers. Executives are required to achieve ownership levels within five years of hire or appointment. For those executives in place at bankruptcy emergence on October 1, 2012, the five year ramp up period was reset to the emergence date. Individuals holding the following titles are included in this group: Chief Executive Officer and President, Executive Vice President, Senior Vice President and Vice President. The shares counted for purposes of the stock ownership guidelines include shares owned outright, unvested restricted shares, vested stock options (in-the-money), and other share-based equivalents that may be used by Dynegy from time to time. All officers, including our Named Executive officers are restricted from divesting any securities until their ownership multiples are attained, except to make a required tax payment, and must maintain their ownership level after any such transaction.

Despite the significant decline in our stock price over, and the resulting effect on the value of stock ownership holdings, Mr.Flexon exceeds his stock ownership guideline. The other Named Executive Officers, although still in the ramp up period, are below the stock ownership guideline thresholds. The current stock ownership for our Named Executive Officers is shown below and is based on a 90-day average share price of $10.74 ending December 31, 2016. We believe that our Named Executive Officers' interests continue to be aligned with the long-term interests of stockholders with respect to both our employee LTI programs and their individual commitments to the Company.

Named Executive Officer	Stock Ownership Multiple (Multiple of Annual Base Salary)	Actual Ownership Multiple

Robert Flexon	5x	5.4x

Clint Freeland	3x	1.7x

Carolyn Burke	3x	1.7x

Catherine James	3x	1.7x

Henry Jones	3x	1.8x

Risk Analysis

The Compensation Committee annually conducts an incentive risk assessment to ensure the structure and design of our Compensation programs are not reasonably likely to result in excessive risk taking that could have a material adverse impact on the company.

Potential Impact of Restatements and Ability to Claw Back Compensation Awards

The Compensation Committee has a mechanism to address any restatements, if they occur, that may impact our key financial metrics and our financial performance. The Compensation Committee will take action, as it determines to be appropriate, with respect to STI awards or other incentive or equity compensation awards to the extent such specified performance targets were not achieved in light of a restatement, which could include

56 2017 Proxy Statement

Compensation Discussion and Analysis

seeking to recover amounts paid. We believe this mechanism allows for remedial action to be taken if executive compensation is awarded for achievement of financial performance that is later determined not to have been achieved and further aligns our Named Executive Officers' interests with those of our stockholders.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for individual compensation paid to the Chief Executive Officer and the other four highest compensated executive officers to the extent the compensation exceeds $1 million in any year. Performance-based compensation paid pursuant to a stockholder-approved incentive plan is not subject to the Section 162(m) limitations if certain requirements are met. As part of its role, the Compensation Committee reviews and considers the financial reporting and income tax deductibility of the compensation of our executive officers. Our policy is to utilize available tax deductions whenever appropriate and consistent with our compensation philosophy and objectives. However, the Compensation Committee retains the discretion to provide compensation to our executive officers that may not be fully deductible.

2017 Proxy Statement 57

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

Our executive compensation program is administered and reviewed by the Compensation Committee, which consists of Messrs. Barbas (Chairman), Kuersteiner and Stein, all of whom are independent directors as such term is defined in the NYSE and SEC Rules. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted by the members of the Compensation Committee of the Board as of March 1, 2017:

Paul M. Barbas, Chairman
Richard L. Kuersteiner
Jeffrey S. Stein

COMPENSATION AND HUMAN RESOURCES COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Barbas, Kuersteiner and Stein currently serve on the Compensation Committee. None of these members is a current or former officer or employee of Dynegy or any of its subsidiaries, is involved in any relationship requiring disclosure as an interlocking executive officer or director, or had any relationship requiring disclosure under Item 404 of Regulation S-K.

58 2017 Proxy Statement

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2014, 2015 AND 2016

The following table sets forth certain information regarding the compensation earned by or awarded to our Named Executive Officers for 2014, 2015 and 2016 (with information only for the years during which each individual was named a Named Executive Officer):

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Comp.(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Comp.(6)	Total

Robert Flexon	2014	$984,615	$670,833	$2,761,881	$825,000	$1,428,000	$18,520	$38,708	$6,727,557
President &	2015	$1,080,769	$—	$8,716,574	$1,172,504	$1,028,500	$19,239	$39,449	$12,057,035
Chief Executive Officer	2016	$1,180,769	$—	$4,357,798	$1,362,500	$1,357,884	$19,671	$40,204	$8,318,826

Clint Freeland	2014	$516,923	$210,000	$690,487	$206,250	$556,920	$17,271	$30,570	$2,228,421
Executive Vice President &	2015	$560,385	$—	$871,700	$275,001	$336,021	$17,874	$31,739	$2,092,720
Chief Financial Officer	2016	$583,731	$—	$821,395	$256,816	$400,000	$18,176	$31,615	$2,111,733

Carolyn Burke	2014	$496,154	$177,000	$669,573	$200,000	$513,188	$17,104	$32,696	$2,105,715
Executive Vice President,	2015	$512,115	$—	$713,201	$225,003	$326,378	$17,728	$33,565	$1,827,990
Strategic Development	2016	$527,115	$—	$741,628	$231,877	$370,000	$18,040	$33,548	$1,922,208

Catherine James	2014	$491,923	$210,000	$669,573	$200,000	$508,056	$17,025	$34,416	$2,130,993
Executive Vice President,	2015	$507,115	$—	$713,201	$225,003	$304,079	$17,658	$36,106	$1,803,162
General Counsel & Chief	2016	$522,115	$—	$734,630	$229,692	$365,000	$17,976	$36,308	$1,905,721
Compliance Officer

Henry Jones	2014	$491,923	$—	$669,573	$200,000	$508,056	$16,175	$35,280	$1,921,007
Executive Vice President &	2015	$507,115	$—	$713,201	$225,003	$323,191	$16,907	$33,795	$1,819,212
Chief Commercial Officer	2016	$523,812	$—	$842,943	$263,550	$360,000	$17,284	$34,349	$2,041,938

(1)
Amounts include salary earned for a full 12 months. Actual salary earned in any calendar year may vary from the annual base salary due to timing of pay cycles and time of service.

(2)
Amounts shown for 2014 under Bonus, except for Mr. Jones, include amounts paid in 2014 under the 2012 Long Term Incentive Program—Cash. The Named Executive Officers received one-third of the total amount upon the Effective Date (October 2012) and the first and second anniversary dates.

(3)
The amounts shown under "Stock Awards" for 2014, 2015 and 2016 reflect the aggregate grant date fair value for RSUs and PSUs (using the Monte Carlo valuation model) calculated in accordance with FASB ASC Topic 718. The amounts shown under "Option/SAR Awards" for 2014, 2015 and 2016 reflect the aggregate grant date fair value for options (using the Black Scholes valuation model) calculated in accordance with FASB ASC Topic 718. Please read the discussion of the assumptions used in such valuation in Notes 18 and 19 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016.

  For 2014, RSUs and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 3, 2015. For 2015, RSUs and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 3, 2016. For 2016, RSUs and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 8, 2017. The PSUs for 2014, 2015 and 2016 require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to be earned. For the grant date fair value of the PSUs, the value reported in the table is based on the probable outcome of the performance conditions as of the grant date using the Monte Carlo valuation model. Based on the share price at grant and assuming the maximum market and financial performance conditions are achieved, the maximum value of the PSUs granted in fiscal year 2014, payable following completion of the 2014-2016 performance period, are: Mr. Flexon $2,310,001, Mr. Freeland $577,500, Ms. Burke $560,044, Ms. James $560,044 and Mr. Jones $560,044. The performance criteria for the 2014 PSUs were not met resulting in no payment, thereby reducing the total value realization of the 2014 PSUs. For fiscal year 2015, payable following completion of the 2015-2017 performance period are: Mr. Flexon $3,752,038, Mr. Freeland $880,015, Ms. Burke $720,008, Ms. James $720,008 and Mr. Jones $720,008. For fiscal year 2016, payable following completion of the 2016-2018 performance period are: Mr. Flexon $4,360,021, Mr. Freeland $821,811, Ms. Burke $742,008, Ms. James $735,002 and Mr. Jones $843,380. Please read "Compensation Discussion and Analysis—Executive Compensation Program Overview—Reported and Realizable Pay" above for further discussion of value realization of LTI awards.

  Please also read "Compensation Discussion and Analysis—2016 Compensation—Long-term Incentive Awards" for a breakdown of the 2016 LTI award grant date values for RSUs, stock options and PSUs for each Named Executive Officer.

(4)
The amounts shown under "Non-Equity Incentive Plan Compensation" for 2014, 2015 and 2016 reflect cash bonuses awarded under the STI Plan. The 2014 incentive payments were earned in 2014 and paid in March 2015, the 2015 incentive payments were earned in 2015 and paid in March 2016 and the 2016 incentive payments were earned in 2016 and paid in March 2017.

(5)
The amounts shown for the Named Executive Officers reflect changes in pension value under the Retirement Plan and the Dynegy Inc. Restoration Pension Plan, as amended, or the Restoration Pension Plan.
2017 Proxy Statement 59

Executive Compensation

(6)
The amounts shown as "All Other Compensation" for 2014, 2015 and 2016 are identified in the following table:

Name	Year	Perquisites and Other Personal Benefits ($)(1)	Tax Reimbursements ($)	401(k) Plan Contributions	Restoration 401(k) Savings Plan Contributions	Portable Retirement Plan Contributions	Restoration Pension Plan Contributions	Life Insurance Premiums	Total

Robert Flexon	2014	$—	$—	$13,000	$—	$15,600	$—	$10,108	$38,708
	2015	$—	$—	$13,250	$—	$15,900	$—	$10,299	$39,449
	2016	$—	$—	$13,250	$—	$15,900	$—	$11,054	$40,204

Clint Freeland	2014	$—	$—	$8,846	$—	$15,600	$—	$6,124	$30,570
	2015	$—	$—	$9,385	$—	$15,900	$—	$6,454	$31,739
	2016	$—	$—	$9,133	$—	$15,900	$—	$6,582	$31,615

Carolyn Burke	2014	$—	$—	$11,269	$—	$15,600	$—	$5,827	$32,696
	2015	$—	$—	$11,550	$—	$15,900	$—	$6,115	$33,565
	2016	$—	$—	$11,360	$—	$15,900	$—	$6,288	$33,548

Catherine James	2014	$—	$—	$13,000	$—	$15,600	$—	$5,816	$34,416
	2015	$—	$—	$13,250	$—	$15,900	$—	$6,956	$36,106
	2016	$—	$—	$13,250	$—	$15,900	$—	$7,158	$36,308

Henry Jones	2014	$—	$—	$13,000	$—	$15,600	$—	$6,680	$35,280
	2015	$—	$—	$8,683	$—	$15,900	$—	$9,212	$33,795
	2016	$—	$—	$8,958	$—	$15,900	$—	$9,491	$34,349

  (1)
  For 2014, 2015 and 2016, the Named Executive Officers did not receive perquisites that exceeded the $10,000 threshold for reporting purposes.

GRANTS OF PLAN-BASED AWARDS IN 2016

The following table sets forth certain information with respect to each grant of an award made to the Named Executive Officers in 2016 under the 2012 Long Term Incentive Plan:

	Estimated Possible Payments Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards Number of Shares of	All Other Option/SAR Awards Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units(3)	Options/ SARs(4)	SAR Awards	Option/SAR Awards(5)

Robert Flexon	3/8/16	$—	$1,500,000	$—	98,643	197,286	394,572	172,625	311,785	$11.05	$5,720,299

Clint Freeland	3/8/16	$—	$440,250	$—	18,593	37,186	74,372	32,538	58,768	$11.05	$1,078,211

Carolyn Burke	3/8/16	$—	$397,500	$—	16,788	33,575	67,150	29,378	53,061	$11.05	$973,505

Catherine James	3/8/16	$—	$393,750	$—	16,629	33,258	66,516	29,101	52,561	$11.05	$964,322

Henry Jones	3/8/16	$—	$395,325	$—	19,081	38,162	76,324	33,391	60,309	$11.05	$1,106,493

(1)
The amounts shown represent the awards that could be earned by the Named Executive Officers under the STI Plan for 2016. Mr. Flexon's target is set at 125% of base salary and target is set at 75% of base salary for Messrs. Freeland and Jones and Mses. Burke and James. The actual payouts to eligible executives under the STI Plan were determined in March 2017 and are shown in the Summary Compensation Table under "Non-Equity Incentive Plan Compensation."

(2)
In March 2016, PSUs were granted under the 2012 Long Term Incentive Plan. The PSUs require performance goals to be attained over a three-year period upon the granting of the opportunity for any actual award to be earned. For the grant date fair value of the PSUs, the value reported in the table is based on the probable outcome of the performance conditions as of the grant date, March 8, 2016, using the Monte Carlo valuation model.

(3)
The amounts shown under "All Other Stock Awards" for the Named Executive Officers reflect awards in the form of RSUs granted under the 2012 Long Term Incentive Plan. Each RSU represents a contingent right to receive one share of common stock. The RSUs granted on March 8, 2016 have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 8, 2017.

(4)
The amounts shown under "All Other Option/SAR Awards" reflect the number of shares of common stock underlying stock option awards granted to the Named Executive Officers under the 2012 Long Term Incentive Plan. The stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 8, 2017.

(5)
The amounts shown under "Grant Date Fair Value of Stock and Option Awards" reflect the grant date fair value for the RSUs, PSUs (using the Monte Carlo valuation model) and stock options (using the Black Scholes valuation model) computed in accordance with FASB ASC Topic 718. Please read the discussion of the assumptions used in such valuation in Notes 18 and 19 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016.
60 2017 Proxy Statement

Executive Compensation

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

Upon our emergence from bankruptcy and pursuant to the Plan of Reorganization, all outstanding equity awards of the Company as of the Effective Date were cancelled. The following table sets forth certain information regarding unexercised option awards and unvested stock awards granted to each Named Executive Officer following emergence from bankruptcy that were outstanding as of December 31, 2016. The table does not include information regarding equity based awards related to 2016 performance that were or may be granted to the Named Executive Officers in 2017. The vesting schedules for each type of award are described in the footnotes to the table, and the vesting date for each award can be determined by referring to the grant date for each award in the table.

	Option/SAR Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options/SARs Exercisable(1)	Number of Securities Underlying Unexercised Options/SARs Unexercisable(1)	Option/ SAR Exercise Price	Option/ SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)

Robert Flexon	10/29/12	273,059	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	101,352	—	$23.10	3/18/2023	—	$—	—	$—
	3/3/14	93,063	46,531	$23.03	3/3/2024	19,105	$161,628	50,152	$424,286
	3/3/15	49,662	99,322	$27.24	3/3/2025	40,174	$339,872	68,870	$582,640
	5/11/15	—	—	—	—	153,563	$1,299,143	—	$—
	3/8/16	—	311,785	$11.05	3/8/2026	172,625	$1,460,408	197,286	$1,669,040

Clint Freeland	10/29/12	70,215	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	33,784	—	$23.10	3/18/2023	—	$—	—	$—
	3/3/14	23,266	11,633	$23.03	3/3/2024	4,776	$40,405	12,538	$106,071
	3/3/15	11,648	23,295	$27.24	3/3/2025	9,422	$79,710	16,153	$136,654
	3/8/16	—	58,768	$11.05	3/8/2026	32,538	$275,271	37,186	$314,594

Carolyn Burke	10/29/12	70,215	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	25,338	—	$23.10	3/18/2023	—	$—	—	$—
	3/3/14	22,561	11,280	$23.03	3/3/2024	4,631	$39,178	12,159	$102,865
	3/3/15	9,530	19,060	$27.24	3/3/2025	7,709	$65,218	13,216	$111,807
	3/8/16	—	53,061	$11.05	3/8/2026	29,378	$248,538	33,575	$284,045

Catherine James	10/29/12	70,215	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	27,028	—	$23.10	3/18/2023	—	$—	—	$—
	3/3/14	22,561	11,280	$23.03	3/3/2024	4,631	$39,178	12,159	$102,865
	3/3/15	9,530	19,060	$27.24	3/3/2025	7,709	$65,218	13,216	$111,807
	3/8/16	—	52,561	$11.05	3/8/2026	29,101	$246,194	33,258	$281,363

Henry Jones	4/1/13	71,277	—	$24.12	4/1/2023	—	$—	—	$—
	3/3/14	22,561	11,280	$23.03	3/3/2024	4,631	$39,178	12,159	$102,865
	3/3/15	9,530	19,060	$27.24	3/3/2025	7,709	$65,218	13,216	$111,807
	3/8/16	—	60,309	$11.05	3/8/2026	33,391	$282,488	38,162	$322,851

(1)
Stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year.

(2)
RSUs have a three-year ratable vesting schedule, with 1/3 of each award vesting each year with the exception of the RSUs granted to Mr. Flexon on May 11, 2015, which will vest on April 30, 2018.

(3)
The market value of the RSUs and PSUs (at "target" level) is based on the closing market price of our common stock on December 30, 2016 of $8.46. The performance criteria for the 2014 PSUs were not met resulting in no payment, thereby reducing the total value realization of the 2014 PSUs. Please read "Compensation Discussion and Analysis—Executive Compensation Program Overview—Reported and Realizable Pay" above for further discussion of value realization of LTI awards.

(4)
The PSUs require performance goals to be attained over a three-year period upon the granting of the opportunity for any actual award to be earned. The PSUs are payable, if performance criteria are met, in common stock.
2017 Proxy Statement 61

Executive Compensation

OPTION EXERCISES AND STOCK VESTED IN 2016

The following table sets forth certain information regarding the exercise of options and the vesting of stock awards by each Named Executive Officer during 2016:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)

Robert Flexon	—	$—	60,838	$744,898

Clint Freeland	—	$—	16,704	$206,826

Carolyn Burke	—	$—	13,898	$171,011

Catherine James	—	$—	14,259	$175,852

Henry Jones	—	$—	23,689	$325,263

(1)
Number of shares acquired are pre-tax and do not account for shares withheld to pay taxes.

PENSION BENEFITS

The following table sets forth certain information with respect to the Retirement Plan and Restoration Pension Plan, except as otherwise noted, as they provide for payment at, following, or in connection with retirement for the Named Executive Officers as of December 31, 2016:

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Robert Flexon	Retirement Plan	5.48	$99,892	—
	Restoration Pension Plan		$15,150	—

Clint Freeland	Retirement Plan	5.49	$97,753	—
	Restoration Pension Plan		$—	—

Carolyn Burke	Retirement Plan	5.34	$92,880	—
	Restoration Pension Plan		$—	—

Catherine James	Retirement Plan	5.27	$90,565	—
	Restoration Pension Plan		$—	—

Henry Jones	Retirement Plan	3.75	$65,666	—
	Restoration Pension Plan		$—	—

(1)
Dynegy's allocations to the Retirement Plan for the PRB component of that plan vest at a rate of 33%, 67% and 100% after completion of each year of service over three years. Our allocations to the Restoration Pension Plan vested at the same rate as under the PRB component of the Retirement Plan. Effective January 1, 2012, participation in the Restoration Pension Plan was frozen, and benefit accruals were suspended.

Our Named Executive Officers are eligible for qualified pension benefits under the Retirement Plan. The pension benefit is based on the PRB portion of the Retirement Plan, which provides a defined benefit that grows each year at a variable rate (30-year Treasury rate). This benefit, which was introduced in 2001, provides an annual contribution of 6% of each eligible employee's salary, including each Named Executive Officer's salary, capped at $270,000 for 2016. Our Named Executive Officers were eligible in 2011 to participate in the Restoration Pension Plan, which is an unfunded, nonqualified plan designed to provide an allocation or benefit to certain employees that are highly compensated and whose company pension contributions are limited under certain Internal Revenue Service, or IRS, requirements for qualified plans. Under the Restoration Pension Plan the allocations or benefits were intended to supplement or make up for what affected employees would have received under the Retirement Plan but for the IRS limitations. The participation in the Restoration Pension plan was frozen, effective for periods on and after January 1, 2012, and benefit accruals have also been suspended.

62 2017 Proxy Statement

Executive Compensation

The present values of accumulated benefits payable to each of the Named Executive Officers under the Retirement Plan and Restoration Pension Plan were determined using assumptions consistent with those used in Note 19 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into certain agreements and maintain certain plans, as described below, which require us to provide specified payments and benefits to our Named Executive Officers as a result of severance eligible events, a change in control, retirement, death, and disability.

Employment Agreement

Robert Flexon.    Mr. Flexon's employment agreement commenced on July 11, 2011 and on May 6, 2015 was amended and restated through April 30, 2018. Under the amended and restated agreement, Mr. Flexon's base salary was initially set at $1,100,000, subject to review by the Board from time to time for increases. He participates in our STI Plan with an initial target award of 110%, of his base salary subject to review by the Board from time to time for increases. In 2016, as described above in the Compensation Discussion & Analysis, the Compensation Committee sought to adjust Mr. Flexon's salary to $1,200,000 and increase his STI target to 125%. In connection with execution of the amended and restated agreement, Mr. Flexon received a restricted stock unit award grant on May 11, 2015 with a grant date value of $5,000,000, which will vest on April 30, 2018.

Furthermore, Mr. Flexon is eligible to receive additional annual award grants pursuant to our LTI programs and he participates in our other employee benefit plans and programs, including severance benefits described below. If Mr. Flexon is terminated for any reason as described in his employment agreement, we are obligated to pay or provide to Mr. Flexon (or his estate, if applicable) in a lump sum within 30 days following such termination, or at such other time prescribed by any applicable plan: (1) any base salary payable to him pursuant to the agreement, accrued up to and including the date on which Mr. Flexon's employment terminates; (2) any employee benefits to which he is entitled upon termination of his employment in accordance with the terms and conditions of the applicable plans; (3) reimbursement for any unreimbursed business expenses incurred prior to his date of termination; and (4) payment for accrued but unused vacation time as of the date of his termination, in accordance with our policies.

Participation Agreements

On October 28, 2015, the EVPs entered into Participation Agreements. Simultaneous with the commencement of the Participation Agreements all existing EVP employment agreements, including the Named Executive Officers' agreements, were terminated. The Participation Agreements provide for guaranteed participation rights and protections in certain compensation and benefits plans, including our LTI programs and the Severance Pay Plan.

Voluntary Resignation and Termination for Cause

Except as otherwise described under "Severance Eligible Terminations" and "Change in Control," our Named Executive Officers are not entitled to payments or benefits in connection with a voluntary resignation or termination for cause, other than payments for amounts due before such termination. Under our company policy applicable to all employees, a Named Executive Officer terminated under such circumstances would be entitled to vacation pay accrued up to the month of termination. A Named Executive Officer would be able to exercise any options vested before the date of termination upon termination for cause and for a 90-day period after the date of termination upon a voluntary resignation, or through the end of the option term, if less. Vested options that were not exercised before the date of termination, in the case of termination for cause, or before the end of the 90-day period, or end of the option term if less, in the case of voluntary resignation, unvested options, RSUs and PSUs would all be forfeited as a result of termination in accordance with the applicable award agreement.

2017 Proxy Statement 63

Executive Compensation

Severance Eligible Terminations

Any outstanding stock options, RSUs, phantom stock units, PSUs and other equity based awards previously granted to our executives will vest based upon the applicable LTI award agreement.

In addition, pursuant to our Severance Pay Plan, our executives are entitled to payment of severance benefits if their employment is terminated due to an involuntary termination without cause or upon a "good reason" termination. A good reason termination is defined as a voluntary resignation following a material reduction in the nature or scope of the executive's authority or duties, a material diminution in the executive's base salary or STI target, or a change in the location of the executive's principal place of employment by 50 miles or more. Severance benefits for executives under the Severance Pay Plan, which are payable in a lump sum, include:

•
for the Chief Executive Officer and Executive Vice President, 200% of compensation (defined as base salary plus target bonus);

•
for any Senior Vice President or Vice President, 100% of compensation (defined as base salary plus target bonus);

•
the executive shall be eligible to receive a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made if the executives termination occurs on or after July 1. In addition, the executive shall be eligible to receive any STI payment for the prior year that has not been paid as of the termination date;

•
continued participation in our group health care plan that provides medical and dental for 24 months for a Chief Executive Officer and Executive Vice President and 12 months for a Senior Vice President and Vice President, provided the executive continues to pay premiums at active employee rates, with such coverage ending immediately upon the executive obtaining new employment and eligibility for similar coverage;

•
benefits resulting from a change of control would be cut back if doing so would result in greater after-tax proceeds to an executive absent such cut back "Best Net provision". Otherwise, the executive would receive payment of all change of control related benefits and would be responsible for paying any excise tax incurred under Internal Revenue Code section 280(G); and

•
outplacement assistance benefits, as determined by the plan administrator, for a period of time equal to the minimum number of months of base pay such executive is entitled to receive under the Executive Severance Pay Plan (but in any event not beyond the end of the second calendar year following the calendar year in which the executive terminated employment), with such benefits paid directly to the outplacement assistance provider and not to the executive in a lump sum.

The foregoing benefits may be subject to the following material conditions or obligations:

•
non-competition, non-disclosure, non-disparagement, and non-solicitation requirements; and

•
execution and performance of a release and waiver of liability agreement with respect to his or her employment and termination.

Change in Control

In the event of a change in control or Corporate Change, the RSUs and option awards granted under the 2012 Long Term Incentive Plan require a double trigger, both the occurrence of a Corporate Change and an involuntary termination, to vest. For PSUs, upon a Corporate Change, the Named Executive Officers would be entitled to receive payment as prescribed by the award agreement regardless of whether the Named Executive Officer is terminated.

In addition, each of our executives is entitled to severance benefits if, no earlier than 60 days before and in connection with or within two years after a change in control, such executive is subject to an involuntary termination or termination for good reason, as defined in the Severance Pay Plan. A good reason termination is defined as a voluntary resignation following a material reduction in the nature or scope of the executive's authority or duties, a material diminution in the executive's base salary or STI target, or a change in the location of the executive's principal place of employment by 50 miles or more.

64 2017 Proxy Statement

Executive Compensation

Change in control benefits under the Severance Pay Plan include:

•
for the Chief Executive Officer, 299% of compensation (defined as base salary plus target bonus);

•
for any Executive Vice President, 250% of compensation (defined as base salary plus target bonus);

•
for any Senior Vice President or Vice President, 150% of compensation (defined as base salary plus target bonus);

•
the executive shall be eligible to receive a pro-rata bonus payment, which shall be paid at the same time as STI payments. In addition, the executive shall be eligible to receive any STI payment for the prior year that has not been paid as of the termination date;

•
continued participation in our group health care plan that provides medical and dental for 36 months for a Chief Executive Officer, 30 months for an Executive Vice President and 18 months for a Senior Vice President or Vice President, provided the executive continues to pay premiums at active employee rates, with such coverage ending immediately upon the executive obtaining new employment and eligibility for similar coverage;

•
benefits resulting from a change of control would be cut back if doing so would result in greater after-tax proceeds to an executive absent such cut back "Best Net provision". Otherwise, the executive would receive payment of all change of control related benefits and would be responsible for paying any excise tax incurred under Internal Revenue Code section 280(G); and

•
outplacement assistance benefits at least equivalent to those that would have been provided to the Named Executive Officer before the change in control (but in any event not beyond the end of the second calendar year following the calendar year in which the executive terminated employment), with such benefits paid directly to the outplacement assistance provider and not to the executive in a lump sum.

The foregoing benefits may be subject to the following material conditions or obligations:

•
non-competition, non-disclosure, non-disparagement, and non-solicitation requirements; and

•
execution and performance of a release and waiver of liability agreement with respect to his or her employment and termination.

Retirement

As of December 31, 2016, none of our Named Executive Officers have reached eligibility age for payments upon retirement.

Disability or Death

All of our employees may elect to participate in our disability policy, and any participating employee would be entitled to long-term disability benefits under such disability policy if he or she paid any required premiums. All of our Named Executive Officers have elected to participate in our disability policy. Under such policy, all employees at the level of Vice President or above are entitled to 12 months of the monthly base salary that is in effect on the date that the employee is determined to be disabled. Additionally, employees at the level of Vice President or above are also provided with additional basic life insurance coverage as supplemental life insurance equal to 12 months of monthly base salary.

Further, in the event of death, the medical, dental and vision benefits that we maintained for the deceased employee at the level of Vice President or above and his or her family would be maintained for 12 months after the date of death, provided that such employee's covered dependents continue to pay the required premiums. Such employee's Dynegy 401(k) Plan distributions and Retirement Plan benefits would generally be paid to his or her beneficiary. Health benefits in the event of disability vary depending on the type of disability.

In addition, each Named Executive Officer's equity based awards would vest upon death or disability in accordance with the applicable LTI award agreement.

2017 Proxy Statement 65

Executive Compensation

Potential Payments and Benefits

The following tables describe the estimated potential payments we would have been required to make to our Named Executive Officers under the severance and change in control plans, as applicable, upon termination of their employment under various circumstances. The following assumptions and general principles apply with respect to these tables:

•
The amounts shown assume the applicable termination event took place on December 30, 2016, the last business day of the year; accordingly, values associated with LTI awards made in March 2017 are not included;

•
The price per share used to calculate the value of the equity based payments is the closing price of our common stock on December 30, 2016 of $8.46;

•
The amounts shown as "Base salary" under the "Severance Eligible Termination" and "Change in Control" columns are the lump sum cash payments described above as compensation under "—Severance Eligible" and "—Change in Control," respectively;

•
The amounts shown as "Short-term Incentive Bonus" under the "Severance Eligible Termination" and "Change in Control" columns are calculated based upon achieving target; however, actual results could differ based upon Company performance;

•
The amounts shown for "Medical, dental and vision benefits" under the "Severance eligible terminations" column assume that the applicable Named Executive Officer continued to participate in our group health care for the maximum period of time permitted for such Named Executive Officer under the Executive Severance Pay Plan; and

•
The amounts shown for "Accidental death & dismemberment insurance proceeds" under the "Disability" column represent the maximum payment available under the applicable accidental death and disability policy. The actual value could be lower depending on the type of disability. Under the "Death" column is the maximum payment if death occurred from an accident covered under the applicable accidental death and disability policy.

	Voluntary Resignation / For Cause Termination(1)	Severance Eligible Termination(2)	Change in Control(2)	Disability	Death

Robert Flexon
Base salary	$—	$5,400,000	$8,073,000	$1,200,000	$—

Short-term incentive bonus	—	1,500,000	1,500,000	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	3,261,051	3,261,051	3,261,051	3,261,051

Accelerated performance units(4)	—	1,207,712	2,675,966	2,675,966	2,675,966

Incremental non-qualified pension	12,414	12,414	12,414	12,414	12,414

Medical, dental and vision benefits	—	33,076	49,614	—	33,076

Life insurance proceeds	—	—	—	—	2,400,000

Accidental death & dismemberment insurance proceeds	—	—	—	2,400,000	2,400,000

Out-placement services	—	20,000	20,000	—	—

Total	$12,414	$11,434,253	$15,592,045	$9,549,431	$10,782,507

66 2017 Proxy Statement

Executive Compensation

	Voluntary Resignation / For Cause Termination(1)	Severance Eligible Termination(2)	Change in Control(2)	Disability	Death

Clint Freeland
Base salary	$—	$2,054,500	$2,568,125	$587,000	$—

Short-term incentive bonus	—	440,250	440,250	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	395,387	395,387	395,387	395,387

Accelerated performance units(4)	—	268,588	557,319	557,319	557,319

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	16,538	41,345	—	16,538

Life insurance proceeds	—	—	—	—	1,174,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,174,000	1,174,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$3,195,263	$4,022,426	$2,713,706	$3,317,244

Carolyn Burke
Base salary	$—	$1,855,000	$2,318,750	$530,000	$—

Short-term incentive bonus	—	397,500	397,500	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	352,934	352,934	352,934	352,934

Accelerated performance units(4)	—	242,140	498,717	498,717	498,717

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	5,660	14,151	—	5,660

Life insurance proceeds	—	—	—	—	1,060,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,060,000	1,060,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$2,873,234	$3,602,052	$2,441,651	$2,977,311

Catherine James
Base salary	$—	$1,837,500	$2,296,875	$525,000	$—

Short-term incentive bonus	—	393,750	393,750	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	350,591	350,591	350,591	350,591

Accelerated performance units(4)	—	241,412	496,035	496,035	496,035

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	5,448	13,619	—	5,448

Life insurance proceeds	—	—	—	—	1,050,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,050,000	1,050,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$2,848,701	$3,570,870	$2,421,626	$2,952,074

2017 Proxy Statement 67

Executive Compensation

	Voluntary Resignation / For Cause Termination(1)	Severance Eligible Termination(2)	Change in Control(2)	Disability	Death

Henry Jones
Base salary	$—	$1,844,850	$2,306,063	$527,100	$—

Short-term incentive bonus	—	395,325	395,325	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	386,884	386,884	386,884	386,884

Accelerated performance units(4)	—	252,668	537,523	537,523	537,523

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	33,076	49,614	—	33,076

Life insurance proceeds	—	—	—	—	1,054,200

Accidental death & dismemberment insurance proceeds	—	—	—	1,054,200	1,054,200

Out-placement services	—	20,000	20,000	—	—

Total	$0	$2,932,803	$3,695,409	$2,505,707	$3,065,883

(1)
The Named Executive Officers would be able to exercise any options vested before the day of termination for cause or for a 30-day period after the date of termination upon a voluntary resignation, or through the end of the option term, if less. If Mr. Flexon's Employment Agreement terminates on April 30, 2018 according to its terms, Mr. Flexon would be able to exercise any options within 10 years from the effective date of the option.

(2)
The Named Executive Officers are eligible to participate in the Severance Pay Plan. Under the Severance Pay Plan, in the event an Involuntary Termination occurs each is eligible to receive 200% his or her compensation (annual base salary plus target STI award). The executives shall also be eligible to receive a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made if the executives termination occurs on or after July 1. The Severance Pay Plan also provides for medical, dental, and vision benefits at the active employee rates for 24 months. Under the Change in Control provision of the Severance Pay Plan, in the event of an Involuntary Termination, Mr. Flexon is eligible to receive a severance payment equal to 299% his compensation (annual base salary plus target STI award), a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made, 36 months of medical, dental, and vision benefits coverage at the active employee rates. Messrs. Freeland and Jones and Mses. Burke and James are eligible to receive a severance payment equal to 250% their compensation (annual base salary plus target STI award), a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made, and 30 months of medical, dental, and vision benefits coverage at the active employee rates. In the event of a change in control and subsequent Involuntary Termination, the Named Executive Officers will also have accelerated vesting treatment on the Incremental non-qualified pension. Outplacement services are made available under both plans for all eligible employees.

(3)
As of December 31, 2016, the strike price for all vested options held by the Named Executive Officers was higher than the value of the stock.

(4)
Under the PSU award agreements granted in 2014 and 2015, the Named Executive Officers would be entitled to a pro-rata vesting of the PSUs at the "target" level of the award for an involuntary termination without cause. Under the PSU award agreements granted in 2016, the Named Executive Officers would be entitled to, upon an involuntary termination without cause, vesting of the PSUs upon completion of the performance period based solely upon the actual level of performance of the Company. Upon a Corporate Change for awards issued in 2014, 2015 and 2016, each Named Executive Officer would be entitled to receive payment as prescribed by the award agreement regardless of whether he or she is terminated. For purposes of this table, the value for a corporate change was calculated using the "target" level.
68 2017 Proxy Statement

PROPOSAL 2—APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

A proposal will be presented at the meeting asking stockholders to approve on an advisory basis the compensation of Dynegy's Named Executive Officers as described in this proxy statement. Please read our "Compensation Discussion and Analysis" section beginning on page 40 for a discussion of our compensation program for our Named Executive Officers.

The Compensation Committee is committed to sound compensation and corporate governance practices. It further believes the decisions regarding 2016 compensation were made to ensure continued alignment of executive compensation with the Company's results, strategic, operational and financial accomplishments and the long-term interests of our stockholders. Our STI plan is designed to reward the achievement of annual performance objectives critical to Dynegy's success. These objectives are determined annually based on an in-depth strategic planning process with the Board and the Executive Management Team and progress is reviewed frequently throughout the year.

For 2016, the objectives were categorized across five critical success factors (Capital Allocation; Operations; Safety, Environmental and Compliance; Commercial and Retail; and Regulatory) which were weighted equally for purposes of determining STI funding for the year. The Compensation Committee, and full Board, reviewed progress towards these objectives throughout the year. The Company's and Named Executive Officers' accomplishments in these areas impacted the Compensation Committee's compensation decisions and pay outcomes in 2016 as described below:

•
Based on results relative to our pre-established goals, our STI plan achieved a quantitative result equal to 97% of target.

•
While the Company met the financial guidance range for Adjusted EBITDA and FCF, the range for both metrics was narrowed from the initial range that was established. As a result, the Compensation Committee exercised negative discretion and funded the STI program at 90%—below the quantitative result. While the Committee believed the Named Executive Officers contributed to a successful year with respect to the accomplishments of the critical success factors that frame our STI program, the final STI award for each was made at a level below their individual targets.

•
The Compensation Committee remains committed to performance-based LTI awards, and have maintained the use of performance shares as the largest component of LTI awards for our Named Executive Officers.

•
The PSUs granted in 2013 and 2014 (covering the 2013-2016 and 2014-2016 performance periods respectively) both resulted in no payment, because the Company's total stockholder return, or TSR, performance thresholds were not achieved.

•
PSUs granted in 2016 and 2017, include a second performance metric—cumulative FCF. This second metric was added to enhance the line of sight for our management team, to further align pay for performance and in response to feedback we received from some of our largest stockholders.

•
Our outreach efforts with several of our largest stockholders covered updates to our strategic focus, executive compensation and overall governance practices. These discussions provided feedback, on a number of areas, in support of the overall structure of our executive compensation program, and also highlighted the need to continue to more clearly explain the link between our business results with executive compensation decisions. The Compensation Committee remains committed to ongoing stockholder outreach and to making changes to our compensation program as appropriate.

BUSINESS STRATEGY AND COMPANY PERFORMANCE

The Compensation Committee believes that our compensation plans and policies are well-designed and structured to ensure that the compensation of our Named Executive Officers supports our compensation

2017 Proxy Statement 69

Proposal 2—Approval of Compensation of Our Named Executive Officers

philosophy and objectives, which focus on pay for performance, alignment with stockholder value and market competiveness. This is especially important as the Compensation Committee balances executive compensation decisions that reward performance, while recognizing the challenges stockholders in the Independent Power Producer, or IPP, industry have faced.

During 2016, we proactively managed aspects of our business that were within our direct control, including capital allocation, cost management, operations, and portfolio management, and took an active and vocal leadership role on the regulatory front at the state and national level. The Company also took important strategic actions to further position itself for long-term success, including completing the Engie Acquisition in early 2017. Dynegy now has 31,400 megawatts of generating facilities across 12 states and has expanded into the ERCOT market. This and other efforts have created the most efficient, lowest-cost platform in the IPP industry. Other notable highlights from the past year include:

•
Achieved $1 billion in Adjusted EBITDA in 2016 with 76% of that total coming from our gas fleet.

•
Completed the Genco subsidiary financial restructuring, eliminating $825 million of unsecured Genco bonds.

•
Repriced the $2 billion Engie Acquisition term loan, resulting in approximately $100 million in interest savings over the next seven years.

•
Continued improvements in safety, with our gas-fired facilities continuing to perform in the top decile for Total Recordable Incident rates, our coal-fired facilities improving by 25%, and as of year-end 2016, 70% of our plants (pre-Engie) have either attained the OSHA VPP certification or are working through the VPP evaluation and application process.

•
Strong reliability performance across the portfolio including setting new production records at four of our six Combined Cycle Gas Turbine facilities in the PJM market.

•
Our self-improvement program, PRIDE (Producing Results through Innovation by Dynegy Employees) exceeded the pre-established targets set for 2016, achieving $422 million in balance sheet improvements and $150 million in EBITDA enhancements.

Going Forward Strategy

Despite these strategic, operational and financial achievements, we recognize the need to create and refine our portfolio to be comprised of long-lived efficient assets, advocate for competitive markets that are free of subsidies that distort proper price formation and to strengthen our balance sheet all of which are aimed at driving stockholder value in the ongoing difficult commodity environment. To this end, on February 23, 2017 we announced an agreement to sell two peaking facilities that will provide nearly $500 million in proceeds that will be used for debt reduction.

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Philosophy and Objectives of our Executive Compensation Programs

The executive compensation program, administered by the Compensation Committee, is designed to attract, motivate and retain a highly qualified Executive Management Team capable of effectively managing and growing our business. Our executive compensation program reflects a fundamental belief that rewards should be competitive, both in elements and amount, with the broad labor market in which we compete for executive

70 2017 Proxy Statement

Proposal 2—Approval of Compensation of Our Named Executive Officers

talent and commensurate with the Company and the individual executive's performance. The primary objectives of our executive compensation program are:

•
Pay for Performance—Our total compensation for each individual provides reasonable upside potential for exceptional performance; as well as risk of no payment, with respect to incentive compensation, when performance objectives are not achieved. Our variable pay programs are designed as forward-looking incentives that reflect individual and corporate performance during the year under review.

•
Alignment with Stockholder Value—Our LTI awards encourage share price improvement and a strong link to stockholder interests. Our compensation programs are designed and administered to maximize stockholder value.

•
Market Competiveness—Our overall compensation strategy recognizes that attraction and retention of key talent is critical through a market competitive pay program is necessary to the attainment of our stated business goals and objectives and to the creation of value for our stockholders.

The Compensation Committee considers these objectives in making decisions regarding the design of our executive compensation program, as well as the level and structure of pay for our Named Executive Officers. Achievement of these objectives is challenging, given the nature of the IPP segment of the energy industry, with a very limited number of peers and a highly competitive market for top talent.

Summary of the Key Features of our Executive Compensation Program

We Do...	We Do Not...

✓

Pay for Performance using a compensation structure that includes performance-based annual and LTI awards that are aligned with stockholder interests

✓

Provide LTI awards that are substantially performance-based and include Performance Share Units

✓

Have change in control benefits that are subject to "double trigger" provisions, requiring both the occurrence of a change in control event and an involuntary termination

✓

Maintain stock ownership requirements for all officers that require attainment of ownership levels before equity transactions can occur

✓

Have a claw-back mechanism in place for incentive awards

✓

Establish a performance-based bonus pool

✓

Outreach with our largest stockholders to seek input on executive compensation programs

✓

Have an independent compensation consultant that reports directly to the Compensation Committee

✓

Conduct an annual risk assessment to ensure that the structure and design of our incentive compensation programs are not reasonably likely to result in excessive risk-taking that could have a material adverse impact on the Company

×

Offer supplemental executive retirement plan benefits

×

Engage in option backdating or re-pricing

×

Permit hedging or pledging of Company Stock by Directors or Officers

×

Provide excise tax assistance upon a change in control

×

Provide any material perquisites to executives, other than reimbursement for financial planning and tax advice

×

Have employment agreements for our Named Executive Officers, other than for our CEO

×

Encourage excessive risk or inappropriate risk taking though our incentive programs; our plans focus on aligning our compensation policies with the long-term interests of our stockholders

×

Guarantee bonuses

2017 Proxy Statement 71

Proposal 2—Approval of Compensation of Our Named Executive Officers

Pay for Performance

The total compensation for each Named Executive Officer provides reasonable upside potential based on performance as well as risk of no payment when performance objectives are not achieved. Our compensation structure includes a competitive base salary and performance based STI and LTI awards that are aligned with stockholder interests.

For 2016, the mix of pay across base salary, STI, and LTI for the CEO and the other Named Executive Officers was heavily weighted towards at-risk pay. As the two charts below illustrate a total of 86% of total compensation allocated to Mr. Flexon, and 72% of the total compensation allocated to the other NEOs, was at-risk.

CEO Total 2016 Compensation	All Other NEOs Total 2016 Compensation

Reported and Realizable Pay

The transformation of our portfolio began in 2013 with the acquisition of Ameren Energy Resources and has been accelerated with the completion of the Engie Acquisition in early 2017. During the latter half of this time period, we have seen the continuation of a low commodity price environment, significant shifts in the regulatory environment and a change in the stock price valuation for companies in the IPP sector. Over the course of this time period, the Compensation Committee has sought to structure our executive compensation programs to reward our Named Executive Officers for the accomplishment of strategic and annual business objectives, while demonstrating alignment with sustainable long-term stockholder value.

Reported Pay.    In the first quarter of each year, the Compensation Committee establishes the annual compensation opportunities for the Named Executives. Decisions regarding base salary, bonus targets and LTI awards are based on competitive pay levels and practices, Dynegy's prior year performance, the executives' individual performance, and progress on the execution of the Company's strategic plan. Since our emergence from bankruptcy in 2012, Dynegy has made significant progress in enhancing the Company's ability to generate long-term value for stockholders. The impact of acquisitions and other portfolio management decisions, cost reduction efforts, the realization of operational efficiencies and other actions within management's control has positioned the Company for future success. Chart 1 illustrates the nearly 4.5X growth in Adjusted EBITDA and generation capacity since 2013. In recognition of these results, during this time period the Compensation Committee has made moderate increases to Mr. Flexon's annual total compensation (excluding the one-time equity grant made in May 2015 in connection with execution of his amended employment contract), as shown in Chart 2.

72 2017 Proxy Statement

Proposal 2—Approval of Compensation of Our Named Executive Officers

Chart 1 - Growth in Generation Capacity and Adjusted EBITDA	Chart 2 - 2013-2016 — Reported CEO Compensation

Realizable Pay.    The Compensation Committee believes that both the mix and design of LTI award vehicles delivered to the Named Executive Officers establish strong alignment with stockholders, as such awards are working as intended. Specifically measured as of December 31, 2016, the average realizable value of these awards is approximately 40% of their reported value.

Grant Value of LTI Previously Awarded to the CEO vs. Realizable Value (as of Dec 31, 2016)	Average Grant Value of LTI Previously Awarded to the other NEOs vs. Realizable Value (as of Dec 31, 2016)

  Note: Realizable Pay is defined using the following assumptions:

  (1)
  Dynegy closing stock price of $8.46 as of December 31, 2016.

  (2)
  2013 & 2014 PSUs resulted in no payment.

  (3)
  Assumes 2015 and 2016 PSUs vest at target

  (4)
  Chart 1 Includes one-time RSU grant to Mr. Flexon in May 2015 in connection with the renewal of his employment agreement.

In addition to annual LTI award grants, since 2013 Mr. Flexon has purchased an aggregate of 98,500 shares with a purchase price range of $7.62 to $32.48. The value of this personal investment in the Company is significant, and has also realized a notable decline in value.

2017 Proxy Statement 73

Proposal 2—Approval of Compensation of Our Named Executive Officers

The advisory vote on the following resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of the Company's Named Executive Officers, as well as the philosophy, policies and practices described in this proxy statement. You have the opportunity to vote for, against or abstain from voting on the following resolution relating to executive compensation:

THEREFORE, BE IT RESOLVED, that the stockholders of Dynegy approve, on an advisory basis, the compensation of Dynegy's Named Executive Officers listed in the 2016 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section entitled "Executive Compensation," including the compensation tables and other narrative executive compensation disclosures set forth under that section, as well as the section in the proxy statement entitled "Compensation Discussion and Analysis."

This advisory vote on the compensation of Dynegy's Named Executive Officers gives stockholders another mechanism to convey their views about Dynegy's compensation programs and policies. Although your vote on executive compensation is not binding on us, the Board values the views of stockholders. The Board and Compensation Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

The Board unanimously recommends that stockholders vote FOR the proposal to approve the compensation of our Named Executive Officers.

74 2017 Proxy Statement

PROPOSAL 3—FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal No. 2, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of Dynegy's Named Executive Officers named in the Summary Compensation Table. This advisory vote is typically referred to as a "say-on-pay" vote. In this Proposal No. 3, the Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote.

The following resolution will be submitted for a stockholder vote at the 2017 Annual Meeting:

THEREFORE, BE IT RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Dynegy is to hold an advisory vote on the compensation of Dynegy's Named Executive Officers listed in the annual proxy statement.

Our Board believes that an annual advisory vote on the compensation of our Named Executive Officers will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. Nevertheless, the Board acknowledges that there are a number of points of view regarding the relative benefits of annual and less frequent say-on-pay votes. Therefore, even though the advisory vote sought by this Proposal No. 3 is not binding on the Board, the Board intends to hold say-on-pay votes in the future in accordance with the frequency that receives the most stockholder support.

The Board unanimously recommends that stockholders vote to hold a stockholder vote regarding Named Executive Officer compensation ANNUALLY.

2017 Proxy Statement 75

AUDIT MATTERS

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accountants. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services to be provided by our independent registered public accountants in order to assure that the provision of such services does not impair the auditors' independence. The policy, as amended, provides for the general pre-approval of specific types of services, gives detailed guidance to management as to the specific audit, audit related and tax services that are eligible for general pre-approval and provides specific fee limits for each such service type on an annual basis. The policy requires specific pre-approval of the annual audit engagement, statutory or subsidiary audits and all permissible non-audit services for which no general pre-approval exists. For both audit and non-audit pre- approvals, the Audit Committee considers whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The Audit Committee Charter provides that the Audit Committee may delegate to the Audit Committee Chairman the authority to grant pre-approvals only if such approvals are presented to the Audit Committee at a subsequent meeting. The policy prohibits the Audit Committee from delegating to management such committee's responsibility to pre-approve services performed by the independent registered public accountants. When we engage the independent registered public accountants to perform services based on a general pre- approval, our Chief Financial Officer or, in his absence, our Chief Accounting Officer is required to, as soon thereafter as reasonably practicable, notify the chairman of such engagement and provide a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services and a general timetable for the performance of such services.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by our Chief Financial Officer or, in his or her absence, our Chief Accounting Officer. Generally, each such request must include a joint statement to the effect that neither the submitting officer nor the independent registered public accountants believe the proposed engagement would impair the auditors' independence. In addition, each such request generally must include a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services and a general timetable for the performance of such services.

AUDIT COMMITTEE REPORT

Our Board has established an Audit Committee of independent directors, which operates under a written charter adopted by the Board on October 30, 2012. The charter is reviewed annually and is available in the "Corporate Governance" section of our web site at https://www.dynegy.com/investors/governance/board-committes.

Composition

The Audit Committee held 8 meetings in 2016 and currently is comprised of three members: Messrs. Sult (Chair) and Barbas and Ms. Ackermann. The Board has determined that each member of the Audit Committee possesses the necessary level of financial literacy required to enable him or her to serve effectively as an Audit Committee member, and all members qualify as Audit Committee Financial Experts, including our designated Financial Expert, Mr. Sult, our Audit Committee Chair. For more information regarding each member

76 2017 Proxy Statement

Audit Matters

of the Audit Committee's industry background and credentials, please read "Proposal 1—Election of Directors—Information on Director Nominees" above.

Primary Oversight Responsibilities
Our management is responsible for establishing a system of internal controls, assessing such controls and for preparing our consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accountants are responsible for auditing our consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB") and issuing their reports based on those audits.

Under the Audit Committee's charter, the primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities as to, among other duties: (1) the integrity of our financial statements, including a review of the application of accounting principles, significant financial reporting issues and judgments in connection with the preparation of the financial statements, and the effects of regulatory and accounting initiatives on the financial statements; (2) recommending to the Board the filing of our audited financial statements; (3) our disclosure controls and procedures and internal control over financial reporting, including review of any material issues as to the adequacy of internal control over financial reporting; (4) our compliance with legal and regulatory requirements and Code of Business Conduct and Ethics; (5) the performance of our internal audit function; (6) the performance of our business ethics and compliance function; (7) enterprise risk management process, policies and procedures; and (8) the evaluation, appointment and retention of our independent registered public accountants, including a review of the firm's qualifications, services, independence, fees and performance. Further, the Audit Committee selects from a pool of proposed candidates the lead partner whom generally rotates every five years in accordance with SEC rules. In addition, the Audit Committee requests sessions developed by management on other areas of oversight relevant to the Company's business. In 2016, at the request of the Audit Committee, management presented on cybersecurity, SEC Non-GAAP disclosure guidance, IT risk assessment, financial guidance processes and investor relations disclosure practices. Similarly, the Audit Committee participated in an educational session developed by management on new accounting and reporting standards.

John R. Sult

Audit Committee Chair
and Designated
Financial Expert

•
Senior executive financial positions with large public companies

•
Significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting

•
Served as an audit partner at a major accounting firm

•
Serves as the chair of the Audit Committee for Jagged Peak Energy, Inc.

Oversight of Independent Auditors

In connection with the evaluation, appointment and retention of the independent registered public accountants, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accountants and lead partner, including taking into account the opinions of management and our internal auditor. In doing so, the Audit Committee considers a number of factors including, but not limited to: quality of services provided; technical expertise and knowledge of the industry; effective communication; objectivity; independence; and the potential impact of changing independent

2017 Proxy Statement 77

Audit Matters

registered public accountants. Based on this evaluation, the Audit Committee has retained Ernst & Young LLP, or EY, as our independent registered public accountants for 2017. EY has been our independent registered public accountants since 2007, and the current lead partner has been engaged since 2013 and will rotate off after completion of the 2017 audit. The Audit Committee, and select Board members, interviewed several proposed candidates for the new lead partner for the 2018 audit. In an effort to assure a successful and effective transition between lead partners, a new lead partner has been selected to begin transitioning in 2017 with formal rotation commencing in 2018. Notwithstanding the Audit Committee's advanced focus on the selection and transition of a new lead partner, the Audit Committee will continue to perform its annual review and evaluation (as described above) of the qualifications, performance and independence of EY when evaluating, appointing and retaining the Company's independent registered public accountants for 2018.

The Audit Committee and Board believe that it is in the best interests of the Company and its stockholders to continue retention of EY to serve as our independent registered public accountants. Although the Audit Committee has the sole authority to appoint the independent registered public accountants, the Audit Committee will continue to recommend that the Board request the stockholders, at the Annual Meeting, to ratify the appointment of the independent registered public accountants.

Further, the Audit Committee reviews in advance and pre-approves, explicitly, audit and permissible non-audit services provided to us by our independent registered public accountants. For more information regarding the Audit Committee's approval procedures, please read "Audit Committee Pre-Approval Policy" above. The Audit Committee is also directly responsible for reviewing with the independent registered public accountants the plans and scope of the audit engagement and providing an open venue of communication between our management, the internal audit function, ethics and compliance function, the independent registered public accountants and the Board. The Audit Committee meets with the Internal Audit department, Ethics and Compliance Office and EY, with and without management present, to discuss the results of their examinations and evaluations.

2016 Audited Financial Statements

In connection with the preparation of the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016:

•
The Audit Committee reviewed and discussed the audited financial statements and the effectiveness of our internal control over financial reporting and associated audit with the independent registered public accountants and management;

•
The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Auditing Standard No. 16 "Communications with Audit Committees" as adopted by the PCAOB. In general, these auditing standards require the independent registered public accountants to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accountants' judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accountants have consulted outside the engagement team; and

•
The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered public accountants' communication with the Audit Committee concerning independence, and has discussed the independent registered public accountants' independence with the independent registered public accountants. The Audit Committee also considered whether the independent registered public accountants' provision of non-audit services to us was compatible with maintaining their independence.
78 2017 Proxy Statement

Audit Matters

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2016 be included in our Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit Committee of the Board as of February 17, 2017:

John R. Sult, Chairman
Hilary E. Ackermann
Paul M. Barbas

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

EY served as our independent registered public accountants for the years ending December 31, 2016 and 2015. Set forth below is a summary of the fees we paid EY for professional services rendered for the years ended December 31, 2016 and 2015.

(in thousands)	2016	2015

Audit Fees(1)	$4,110	$4,600

Audit Related Fees(2)	320	114

Tax Fees	54	68

All Other Fees	—	—

Total Fees	$4,484	$4,782

(1)
Audit fees relate to the audit of Dynegy's financial statements and the effectiveness of our internal control over financial reporting for the years ended December 31, 2016 and 2015. Audit Fees decreased in 2016 due to costs associated with the purchase accounting of the Duke and ECP acquisitions in 2015, as well as the elimination of the Genco and Elwood audits in 2016.

(2)
Audit related fees include fees of $0 and $50,000 in 2016 and 2015, respectively, for the audits of separate financial statements of certain of our consolidated subsidiaries and/or equity method investments. Additionally, 2016 and 2015 fees included $320,000 and $24,000, respectively, for services rendered related to Dynegy Inc. registration statements.

All of the fees and services described above under the captions "Audit Fees," "Audit Related Fees," "Tax Fees" and "All Other Fees" were approved under the Audit Committee's pre-approval policy and pursuant to Section 202 of SOX. None of the services described above were provided pursuant to the de minimus exception provided for in applicable SEC rules and regulations.

2017 Proxy Statement 79

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Ernst & Young LLP, or EY, as our independent registered public accountants for us and our subsidiaries for the fiscal year ending December 31, 2017, and the Board recommends that the stockholders ratify that appointment. Ratification requires the affirmative vote of a majority of the shares of common stock represented in person (through internet access) or by proxy at the meeting and entitled to vote on the matter. Unless you withhold authority to vote or instruct otherwise, a properly executed proxy will be voted FOR ratification of such appointment.

The Audit Committee and Board believe that it is in the best interests of the Company and its stockholders to continue retention of EY to serve as our independent registered public accountants. Although there is no requirement that we submit the appointment of independent registered public accountants to stockholders for ratification or that the appointed auditors be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accountants if the stockholders choose not to ratify the appointment of EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may terminate the appointment of EY as our independent registered public accountants without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.

Representatives of EY are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives will also have the opportunity to make a statement if they wish to do so.

The Board unanimously recommends that stockholders vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.

80 2017 Proxy Statement

FUTURE STOCKHOLDER PROPOSALS

If a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at the 2018 Annual Meeting of stockholders, under the rules of the SEC, the proposal must be received by our Corporate Secretary at the address indicated on the first page of this proxy statement on or before the close of business on November 30, 2017 (the 120th day before the one-year anniversary date of the release of these proxy materials to stockholders).

If a stockholder wishes to introduce a director nominee or other item of business for consideration at an Annual Meeting of stockholders, the stockholder must comply with the procedures specified in our Bylaws, as permitted by the rules of the SEC. These procedures require that director nominations or other items of business to be introduced at an Annual Meeting of stockholders must be submitted in writing to our Corporate Secretary at the address indicated on the first page of this proxy statement. Under our Bylaws, we must receive notice of a stockholder's intention to introduce a nomination or proposed item of business at our 2018 Annual Meeting of Stockholders:

•
By the close of business on February 17, 2018 (not later than the 90th day before the one-year anniversary date of the 2017 Annual Meeting) nor earlier than the close of business on January 18, 2018 (not earlier than the 120th day before the one-year anniversary date of the 2017 Annual Meeting), if the 2018 Annual Meeting of stockholders is held within 30 days before or 60 days after May 18, 2018 (the one-year anniversary date of the 2017 Annual Meeting); or

•
By the close of business on the 120th day before the 2018 Annual Meeting but not before the close of business on the 90th day before the 2018 Annual Meeting or the tenth day following the public announcement of the 2018 Annual Meeting date, if the 2018 Annual Meeting is held more than 30 days before or more than 60 days after May 18, 2018 (the one-year anniversary date of the 2017 Annual Meeting).

Assuming our 2018 Annual Meeting of stockholders is held on a schedule similar to that of the 2017 Annual Meeting, we must receive notice of your intention to introduce a nomination or another item of business at that meeting by the dates specified in the first bullet point above. Our Bylaws specify the information that must be contained in a stockholder's notice for director nominees or an item of business to be introduced at an Annual Meeting of stockholders. Please read our Bylaws, which are available free of charge through the SEC's web site at www.sec.gov and through our web site at www.dynegy.com, for additional information regarding stockholder proposals.

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy card.

By Order of the Board of Directors,

Kelly D. Tlachac Corporate Secretary

March 30, 2017

2017 Proxy Statement 81

ANNEX A—SURVEY DATA

Benchmarking Approach
Survey Groups

Energy Industry (n=32)	Alliant Energy Corporation, Ameren CORP, American Electric Power Co., Inc., Calpine CORP, Centerpoint Energy Inc., CMS Energy Corp., Direct Energy Texas, Dominion Resources, Inc., Duke Energy Corporation, Edison International, Eversource Energy, Exelon Corporation, FirstEnergy Corp., Hawaiian Electric Industries Inc., Just Energy Group Inc., MDU Resources Group Inc., National Fuel Gas Company, NextEra Energy, Inc., NRG Energy, Inc., OGE Energy Corp., ONE Gas, Inc., Pinnacle West Capital Corporation, PNM Resources, Inc., PPL Corp, Sempra Energy, Southern Co., Southwest Gas Corp., Spire, TransAlta Corp, Vectern Corp, WEC Energy Corp, Xcel Energy Inc.

General Industry (n=187)
ADT	Cintas Corporation	Herman Miller Inc.	Murphy Oil Corporation	Spectra Energy Corp.
AGCO Corporation	Clorox	Hertz Global Holdings	Navistar International Corporation	Spectrum Brands Holdings, Inc.
Agilent Technologies Inc.	CMS Energy Corp.	Hess Corporation	Newell Rubbermaid Inc.	Sprouts Farmers Market, Inc.
Air Products & Chemicals Inc /De/	Colfax Corporation	Hill-Rom Holdings, Inc.	Newmont Mining Corporation	SPX Flow, Inc.
Airgas, Inc.	Commercial Metals Company	HNI Corp.	Norfolk Southern Corp	Steelcase Inc
AK Steel Holding Corporation	CommScope Holding Company, Inc.	Hormel Foods Corporation	Occidental Petroleum Corp /De/	Stryker Corporation
Albemarle Corporation	Constellation Brands Inc.	Hovnanian Enterprises Inc.	OGE Energy Corp.	Taylor Morrison Home Corp
Alliant Energy Corporation	Con-way Inc.	Hubbell Inc	Olin Corp.	Tegna Inc.
AMC Entertainment Holdings, Inc.	Corning Inc.	Huntsman Corp	ONEOK Inc.	Terex Corp.
AMEREN CORP	Coty Inc.	IMS Health Holdings, Inc.	Oshkosh Corporation	Tetra Tech Inc
American Water Works Company, Inc.	Dana Holding Corporation	Ingredion Incorporated	Owens-Illinois, Inc.	The Hershey Company
Anadarko Petroleum Corporation	Dean Foods Company	Insight Enterprises Inc.	Patterson Companies, Inc.	The Scotts Miracle-Gro Company
Andersons, Inc.	Dentsply International Inc /De/	Intuitive Surgical, Inc.	Peabody Energy Corp.	Timken Co.
AO Smith Corp.	Discovery Communications, Inc.	ITT Corporation	PerkinElmer Inc.	TMX Group Limited
Apache Corp.	Domtar Corp	JB Hunt Transport Services Inc.	Pinnacle Foods Inc.	Toro Co.
Apollo Education Group Inc	Donaldson Company, Inc.	Kansas City Southern	Pinnacle West Capital Corporation	TreeHouse Foods, Inc.
Arcbest Corp /De/	Dover Corporation	KB Home	Pitney Bowes Inc.	Trimble Navigation Limited
Ashland Inc.	Dr Pepper Snapple Group, Inc.	KBR, Inc.	Plexus Corp.	Triple-S Management Corp
Avery Dennison Corporation	EchoStar Corp	Kelly Services Inc	Polaris Industries, Inc.	TrueBlue, Inc.
Baxter International Inc.	Edgewell Personal Care	Kindred Healthcare, Inc	Polyone Corp	Tyco International plc
Bemis Company, Inc.	Edwards Lifesciences Corp.	Leggett & Platt Inc	PPL Corp	United States Steel Corp.
Boise Cascade Company	EMCOR Group Inc.	Lennox International, Inc.	Praxair Inc.	Universal Health Services Inc.
BorgWarner Inc.	Equifax Inc.	Level 3 Communications, Inc.	PulteGroup, Inc.	Valspar
Boston Scientific Corporation	Essendant	Live Nation Entertainment, Inc.	Quest Diagnostics Inc	Varian Medical Systems, Inc.
BRINKS CO	Eversource Energy	Marathon Oil Corporation	Quintiles Transnational Holdings Inc.	Vectern Corp
Brookdale Senior Living Inc.	Flowers Foods Inc	Martin Marietta Materials Inc.	Ralph Lauren Corporation	Visteon Corporation
Brunswick Corporation	Flowserve Corp	Masco Corporation	Republic Services	VWR Corp
C. R. Bard	FMC Technologies, Inc.	Mattel, Inc.	Rockwell Automation Inc.	W.W. Grainger, Inc.
Cablevision Systems Corporation	Fortune Brands Home & Security, Inc.	McCormick & Company, Incorporated	Roundy's, Inc.	WEC Energy Corp
Cabot Corp	Fossil Group, Inc.	McDermott International Inc	Ryder System, Inc.	WESCO International Inc.
Calpine Corp	Frontier Communications Corporation	MDU Resources Group Inc	Sanmina Corporation	Williams Companies Inc
Cameco Corporation	Graham Holdings Co	Mead Johnson Nutrition Co	Sempra Energy	Windstream Holdings, Inc.
Celanese Corporation	Graphic Packaging Holding Co	Meritor Inc	Service Corporation International	Wolverine World Wide Inc.
Centerpoint Energy Inc	Harley-Davidson, Inc.	Mohawk Industries Inc	Sigma-Aldrich Corporation	Worthington Industries, Inc.
Cerner Corporation	Harman International Industries Inc.	Molson Coors Brewing Company	Sinclair Broadcast Group Inc.	Zimmer Biomet Holdings
Chemours Co	Hasbro Inc.	Mosaic	Snap-on Inc.
Chesapeake Energy Corporation	Hawaiian Electric Industries Inc.	Motorola Solutions, Inc.	Southwest Gas Corp
Church & Dwight Co. Inc.	HD Supply Holdings, Inc.	MSC Industrial Direct Co Inc.	Southwestern Energy Co.
2017 Proxy Statement A-1

VIEW MATERIALS & VOTE w SCAN TO DYNEGY INC. ATTN: CORPORATE SECRETARY 601 TRAVIS, SUITE 1400 HOUSTON, TEXAS 77002 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR code above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DYN17 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E17360-P85338 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DYNEGY INC. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. To elect eight directors to serve until the 2018 Annual Meeting of Stockholders; 01) Robert C. Flexon 02) Pat Wood III 03) Hilary E. Ackermann 04) Paul M. Barbas 05) Richard L. Kuersteiner 06) Tyler G. Reeder 07) Jeffrey S. Stein 08) John R. Sult For Against Abstain ! 1 Year 2 Years ! 3 Years ! Abstain 2. To approve, on an advisory basis, the compensation of Dynegy’s named executive officers as described in the proxy statement; THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "1 YEAR" ON THE FOLLOWING PROPOSAL: ! ! For ! Against ! Abstain 3. To act upon a resolution, on an advisory basis, regarding whether the stockholder vote on the compensation of Dynegy’s named executive officers should occur every one, two or three years; and THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL: ! ! ! 4. To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2017. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. E17361-P85338 DYNEGY INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 18, 2017 The Stockholder(s) hereby appoint(s) Robert C. Flexon, Heidi D. Lewis and Kelly D. Tlachac, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dynegy Inc. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Time on May 18, 2017 via live webcast: www.virtualshareholdermeeting.com/DYN17, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1 Address Changes/Comments:

QuickLinks

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
PROXY SUMMARY INFORMATION
PROXY STATEMENT
GENERAL INFORMATION
REFERENCES TO DYNEGY AND COMMON STOCK
CORPORATE GOVERNANCE
Experience or Expertise
PROPOSAL 1—ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
PROPOSAL 2—APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL 3—FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
AUDIT MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FUTURE STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNEX A—SURVEY DATA